UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-02258

Eaton Vance Series Trust II
(Exact name of registrant as specified in charter)

The Eaton Vance Building, 255 State Street, Boston, Massachusetts			02109
(Address of principal executive offices)			(Zip code)

Maureen A. Gemma The Eaton Vance Building, 255 State Street, Boston, Massachusetts 02109
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(617) 482-8260

Date of fiscal year end:	October 31

Date of reporting period:	October 31, 2008

Item 1. Reports to Stockholders

Annual Report October 31, 2008

EATON VANCE
INCOME
FUND
OF
BOSTON

IMPORTANT NOTICES REGARDING PRIVACY,
DELIVERY OF SHAREHOLDER DOCUMENTS,
PORTFOLIO HOLDINGS AND PROXY VOTING

Privacy. The Eaton Vance organization is committed to ensuring your financial privacy. Each of the financial institutions identified below has in effect the following policy ("Privacy Policy") with respect to nonpublic personal information about its customers:

•  Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected. This may include information such as name, address, social security number, tax status, account balances and transactions.

•  None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account). In the normal course of servicing a customer's account, Eaton Vance may share information with unaffiliated third parties that perform various required services such as transfer agents, custodians and broker/dealers.

•  Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

•  We reserve the right to change our Privacy Policy at any time upon proper notification to you. Customers may want to review our Policy periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of privacy applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Boston Management and Research, and Eaton Vance Distributors, Inc.

In addition, our Privacy Policy only applies to those Eaton Vance customers who are individuals and who have a direct relationship with us. If a customer's account (i.e., fund shares) is held in the name of a third-party financial adviser/ broker-dealer, it is likely that only such adviser's privacy policies apply to the customer. This notice supersedes all previously issued privacy disclosures.

For more information about Eaton Vance's Privacy Policy, please call 1-800-262-1122.

Delivery of Shareholder Documents. The Securities and Exchange Commission (the "SEC") permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called "householding" and it helps eliminate duplicate mailings to shareholders.

Eaton Vance, or your financial adviser, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial adviser, otherwise.

If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial adviser.

Your instructions that householding not apply to delivery of your Eaton Vance documents will be effective within 30 days of receipt by Eaton Vance or your financial adviser.

Portfolio Holdings. Each Eaton Vance Fund and its underlying Portfolio (if applicable) will file a schedule of its portfolio holdings on Form N-Q with the SEC for the first and third quarters of each fiscal year. The Form N-Q will be available on the Eaton Vance website www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC's website at www.sec.gov. Form N-Q may also be reviewed and copied at the SEC's public reference room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the public reference room).

Proxy Voting. From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds' and Portfolios' Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12 month period ended June 30, without charge, upon request, by calling 1-800-262-1122. This description is also available on the SEC's website at www.sec.gov.

Eaton Vance Income Fund of Boston as of October 31, 2008

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

Michael W. Weilheimer, CFA
Co-Portfolio Manager

Thomas J. Huggins, CFA
Co-Portfolio Manager

Economic and Market Conditions

•    During the year ended October 31, 2008, the high-yield bond market suffered large losses, reflecting the breakdown of the credit markets. Toxic sub-prime loans, mortgage defaults, bank failures and excessive leverage in the financial system took a toll on consumer and investor confidence and dragged the economy into recession. Early in the year, the high-yield market was additionally impacted by a large inventory of unsold bonds issued to finance pending mergers and by a growing risk-aversion among fixed-income investors. The market staged a spirited-but-brief rally in March and April 2008, as the Federal Reserve injected liquidity following the Bear Stearns failure. However, as the dimensions of the global credit crisis became increasingly apparent, the market began a dramatic selloff. Forced liquidation of bank loans by hedge funds and structured investment vehicles accelerated the process of de-leveraging across the credit markets. The selling pressure was such that liquidity was sharply lower for higher-quality bonds, and all but disappeared for lower-quality bonds. The market decline was most severe in October 2008, declining 16.3% in that month alone, the worst month in the history of the high-yield market. High-yield spreads at October 31, 2008 were around 1,600 basis points (16.00%) – 50% higher than the peak spreads in the previous two recessions.

•    A further measure of the sell-off was the high-yield bond distress ratio – the percentage of the market trading at a spread of 1,000 basis points (10.00%) or more. In October 2008, that figure rose to more than 65% of the market, significantly higher than the previous record of 40% in 2002. By October 31, 2008, the market appeared to have discounted a default rate in the mid-teens range, well above historical norms for recessions.

Management Discussion

•    The Fund(1) outperformed its benchmark, the Merrill Lynch U.S. High Yield Master II Index,(3) for the year ended October 31, 2008. Broadly speaking, the Fund focused on issuers management believed better able to withstand an economic downturn. While that focus marginally helped relative performance, the breadth and severity of the market downturn negatively impacted performance.

•    The Fund’s performance was negatively impacted by its lower allocation in BB-rated bonds relative to the Index, as BB-rated issues outperformed in the difficult market environment. Consumer discretionary holdings also affected performance negatively. For example, an overweighting in gaming bonds fared poorly, as investors feared the consequences of a cutback in leisure and travel spending. Cyclical areas, such as paper, energy and metals and mining, detracted from performance, as the slower global economy brought lower commodity prices, and weaker demand for packaging materials.

Eaton Vance income Fund of Boston

Total Return performance 10/31/07 – 10/31/08

Class A(2)	-25.77%
Class B(2)	-26.35%
Class C(2)	-26.35%
Class I(2)	-25.58%
Class R(2)	-25.96%
Merrill Lynch U.S. High Yield Master II Index(3)	-26.52%
Merrill Lynch U.S. High Yield Master II Constrained Index(3)	-26.23%
Lipper High Current Yield Funds Average(3)	-25.13%

Please refer to page 3 for additional performance information.

(1)

The Fund currently invests in a separate registered investment company, Boston Income Portfolio, with the same objective and policies as the Fund. References to investments are to the Portfolio’s holdings.

(2)

These returns do not include the 4.75% maximum sales charge for the Fund’s Class A shares or the applicable contingent deferred sales charges (CDSC) for Class B shares and Class C shares. If sales charges were deducted, the returns would be lower. Class I and Class R shares are offered to certain investors at net asset value (NAV). Class A, Class I and Class R shares are subject to a 1% redemption fee if redeemed or exchanged within 90 days of the settlement of the purchase.

(3)

It is not possible to invest directly in an Index or Lipper Classification. The Indices’ total returns do not reflect expenses that would have been incurred if an investor individualy purchased or sold the securities represented in the Indices. The Lipper average is the average total return, at NAV, of the funds that are in the same Lipper Classification as the Fund.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than the quoted return. For performance as of the most recent month-end, please refer to www.eatonvance.com.

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

• The consumer staples sector, which is characteristically less vulnerable to the vagaries of the economy, featured some of the Fund’s better performers. Securities selection in the food and beverages, health care and utilities industries helped performance, as these bonds suffered less dramatic losses than more economically-sensitive areas. Fund performance was helped by underweightings in the automotive and homebuilding areas, which were among the hardest- hit industries in the U.S. economy. The Fund’s relative performance was also positively impacted by an underweighting in the troubled financial sector. The Fund had no direct exposure to commercial banks during the period, which deteriorated amid growing loan losses.

Portfolio Composition

Portfolio Credit Quality Ratings(1)

By total investments

(1) As a percentage of the Portfolio’s total investments as of 10/31/08. Although the investment adviser considers ratings when making investment decisions, it performs its own credit and investment analysis and does not rely primarily on the ratings assigned by the rating services. Credit quality can change from time to time, and recently issued credit ratings may not fully reflect the actual risks posed by a particular security or the issuer’s current financial condition.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than the quoted return. For performance as of the most recent month end, please refer to www.eatonvance.com.

The views expressed throughout this report are those of the portfolio managers and are current only through the end of the period of the report as stated on the cover. These views are subject to change at any time based upon market or other conditions, and the investment adviser disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund are based on many factors, may not be relied on as an indication of trading intent on behalf of any Eaton Vance fund. Portfolio information provided in the report may not be representative of the Portfolio’s current or future investments and may change due to active management.

Eaton Vance Income Fund of Boston as of October 31, 2008

FUND PERFORMANCE

The line graph and table set forth below provide information about the Fund’s performance. The line graph compares the performance of Class A of the Fund with that of the Merrill Lynch U.S. High Yield Master II Index, an unmanaged index of below investment grade U.S. dollar-denominated corporate bonds publicly issued in the U.S. domestic market and the Merrill Lynch U.S. High Yield Master II Constrained Index, whose constituents are capitalization-weighted, based on their current amount outstanding, provided the total allocation to an individual issuer does not exceed 2%. The lines on the graph represent the total returns of a hypothetical investment of $10,000 in each of Class A of the Fund, the Merrill Lynch U.S. High Yield Master II Index and the Merrill Lynch U.S. High Yield Master II Constrained Index. The table includes the total returns of each Class of the Fund at net asset value and maximum public offering price. The performance presented below does not reflect the deduction of taxes, if any, that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Fund performance(1) Class Share Symbol	Class A EVIBX	Class B EBIBX	Class C ECIBX	Class I EIIBX	Class R ERIBX
Average Annual Total Returns (at net asset value)
One Year	-25.77%	-26.35%	-26.35%	-25.58%	-25.96%
Five Years	0.51	-0.23	-0.25	0.75	N.A.
Ten Years	3.44	N.A.	N.A.	N.A.	N.A.
Life of Fund†	8.08	3.07	3.13	2.33	-0.61
SEC Average Annual Total Returns (including sales charge or applicable CDSC)
One Year	-29.32%	-29.75%	-27.03%	-25.58%	-25.96%
Five Years	-0.45	-0.51	-0.25	0.75	N.A.
Ten Years	2.94	N.A.	N.A.	N.A.	N.A.
Life of Fund†	7.93	3.07	3.13	2.33	-0.61

† Inception Dates – Class A: 6/15/72; Class B: 6/20/02; Class C: 6/21/02; Class I: 7/1/99; Class R: 1/5/04

(1) Average Annual Total Returns at net asset value do not include the 4.75% maximum sales charge for Class A shares or the applicable contingent deferred sales charges (CDSC) for Class B or Class C shares. If sales charges were deducted, the returns would be lower. Class I and Class R shares are offered to certain investors at net asset value. SEC Average Annual Total Returns for Class A reflect the maximum 4.75% sales charge. SEC returns for Class B reflect applicable CDSC based on the following schedule: 5% - 1st and 2nd years; 4% - 3rd year; 3% - 4th year; 2% - 5th year; 1% - 6th year. SEC returns for Class C reflect a 1% CDSC for the first year. Class A, Class I and Class R shares are subject to a 1% redemption fee if redeemed or exchanged within 90 days of the settlement of the purchase.

Total Annual Operating Expenses (2)	Class A	Class B	Class C	Class I	Class R

Expense Ratio	1.06%	1.81%	1.81%	0.81%	1.30%

(2) From the Fund’s prospectus dated 3/1/08.

Comparison of Change in Value of a $10,000 Investment in Eaton Vance Income Fund of Boston Class A vs. the Merrill Lynch U.S. High Yield Master II Index and the Merrill Lynch U.S. High Yield Master II Constrained Index *

* Source: Lipper Inc. Class A of the Fund commenced operations on 6/15/72.

A $10,000 hypothetical investment in Class B shares on 6/20/02, Class C shares on 6/21/02, Class I shares on 7/1/99 and Class R shares on 1/5/04 would have been valued at $12,121, $12,169, $12,402 and $9,708, respectively, on 10/31/08. It is not possible to invest directly in an Index. The Indices’ total returns do not reflect expenses that would have been incurred if an investor individualy purchased or sold the securities in the Indices.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than the quoted return. For performance as of the most recent month end, please refer to www.eatonvance.com.

Eaton Vance Income Fund of Boston as of October 31, 2008

FUND EXPENSES

Example: As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2008 – October 31, 2008).

Actual Expenses: The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes: The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual return of the Fund. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees (if applicable). Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Eaton Vance Income Fund of Boston

	Beginning Account Value (5/1/08)	Ending Account Value (10/31/08)	Expenses Paid During Period* (5/1/08 – 10/31/08)
Actual
Class A	$1,000.00	$754.80	$4.81
Class B	$1,000.00	$751.80	$8.10
Class C	$1,000.00	$751.80	$8.10
Class I	$1,000.00	$755.80	$3.66
Class R	$1,000.00	$753.80	$5.95
Hypothetical
(5% return per year before expenses)
Class A	$1,000.00	$1,019.70	$5.53
Class B	$1,000.00	$1,015.90	$9.32
Class C	$1,000.00	$1,015.90	$9.32
Class I	$1,000.00	$1,021.00	$4.22
Class R	$1,000.00	$1,018.30	$6.85

* Expenses are equal to the Fund's annualized expense ratio of 1.09% for Class A shares, 1.84% for Class B shares, 1.84% for Class C shares, 0.83% for Class I shares and 1.35% for Class R shares, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on April 30, 2008. The Example reflects the expenses of both the Fund and the Portfolio.

Eaton Vance Income Fund of Boston as of October 31, 2008

FINANCIAL STATEMENTS

Statement of Assets and Liabilities

As of October 31, 2008

Assets
Investment in Boston Income Portfolio, at value (identified cost, $1,992,022,166)	$1,422,159,375
Receivable for Fund shares sold	4,836,224
Total assets	$1,426,995,599
Liabilities
Payable for Fund shares redeemed	$4,773,827
Dividends payable	3,486,318
Payable to affiliate for distribution and service fees	429,388
Payable to affiliate for Trustees' fees	42
Accrued expenses	443,349
Total liabilities	$9,132,924
Net Assets	$1,417,862,675
Sources of Net Assets
Paid-in capital	$2,204,101,113
Accumulated net realized loss from Portfolio	(227,182,172)
Accumulated undistributed net investment income	10,806,525
Net unrealized depreciation from Portfolio	(569,862,791)
Total	$1,417,862,675
Class A Shares
Net Assets	$936,790,029
Shares Outstanding	216,447,265
Net Asset Value and Redemption Price Per Share (net assets ÷ shares of beneficial interest outstanding)	$4.33
Maximum Offering Price Per Share (100 ÷ 95.25 of $4.33)	$4.55
Class B Shares
Net Assets	$99,181,199
Shares Outstanding	22,930,572
Net Asset Value and Offering Price Per Share* (net assets ÷ shares of beneficial interest outstanding)	$4.33
Class C Shares
Net Assets	$129,369,352
Shares Outstanding	29,897,008
Net Asset Value and Offering Price Per Share* (net assets ÷ shares of beneficial interest outstanding)	$4.33
Class I Shares
Net Assets	$241,203,664
Shares Outstanding	55,743,453
Net Asset Value, Offering Price and Redemption Price Per Share (net assets ÷ shares of beneficial interest outstanding)	$4.33
Class R Shares
Net Assets	$11,318,431
Shares Outstanding	2,616,052
Net Asset Value, Offering Price and Redemption Price Per Share (net assets ÷ shares of beneficial interest outstanding)	$4.33
On sales of $25,000 or more, the offering price of Class A shares is reduced.

* Redemption price per share is equal to the net asset value less any applicable contingent deferred sales charge.

Statement of Operations

For the Year Ended
October 31, 2008

Investment Income
Interest and other income allocated from Portfolio	$166,620,387
Dividends allocated from Portfolio	751,508
Expenses allocated from Portfolio	(11,424,229)
Net investment income from Portfolio	$155,947,666
Expenses
Trustees' fees and expenses	$1,330
Distribution and service fees Class A	3,231,219
Class B	1,484,033
Class C	1,827,741
Class R	68,106
Transfer and dividend disbursing agent fees	2,217,425
Printing and postage	384,276
Registration fees	110,430
Custodian fee	56,600
Legal and accounting services	40,861
Miscellaneous	33,161
Total expenses	$9,455,182
Net investment income	$146,492,484
Realized and Unrealized Gain (Loss) from Portfolio
Net realized gain (loss) — Investment transactions	$(90,535,507)
Swap contracts	3,076,640
Net realized loss	$(87,458,867)
Change in unrealized appreciation (depreciation) — Investments	$(549,378,220)
Swap contracts	(9,747,577)
Net change in unrealized appreciation (depreciation)	$(559,125,797)
Net realized and unrealized loss	$(646,584,664)
Net decrease in net assets from operations	$(500,092,180)

See notes to financial statements

Eaton Vance Income Fund of Boston as of October 31, 2008

FINANCIAL STATEMENTS CONT'D

Statements of Changes in Net Assets

Increase (Decrease) in Net Assets	Year Ended October 31, 2008	Year Ended October 31, 2007
From operations — Net investment income	$146,492,484	$139,273,786
Net realized gain (loss) from investment transactions, swap contracts and foreign currency transactions	(87,458,867)	30,079,946
Net change in unrealized appreciation (depreciation) from investments and swap contracts	(559,125,797)	(59,802,911)
Net increase (decrease) in net assets from operations	$(500,092,180)	$109,550,821
Distributions to shareholders — From net investment income Class A	$(111,737,975)	$(105,842,531)
Class B	(11,665,559)	(12,495,489)
Class C	(14,383,413)	(14,011,851)
Class I	(9,819,598)	(4,036,966)
Class R	(1,153,968)	(651,092)
Total distributions to shareholders	$(148,760,513)	$(137,037,929)
Transactions in shares of beneficial interest — Proceeds from sale of shares Class A	$300,173,066	$452,915,358
Class B	8,946,465	18,697,099
Class C	37,136,143	61,249,193
Class I	299,114,222	28,484,411
Class R	7,213,683	10,079,510
Net asset value of shares issued to shareholders in payment of distributions declared Class A	82,162,090	75,538,242
Class B	6,030,375	6,288,492
Class C	7,618,527	7,343,074
Class I	8,531,773	2,866,627
Class R	959,120	557,627
Cost of shares redeemed Class A	(438,851,303)	(408,311,887)
Class B	(35,351,596)	(33,199,827)
Class C	(60,152,883)	(49,389,491)
Class I	(44,521,611)	(19,202,645)
Class R	(4,840,175)	(1,752,304)
Net asset value of shares exchanged Class A	3,859,272	5,218,261
Class B	(3,859,272)	(5,218,261)
Redemption fees	47,850	46,879
Net increase in net assets from Fund share transactions	$174,215,746	$152,210,358
Net increase (decrease) in net assets	$(474,636,947)	$124,723,250

Net Assets	Year Ended October 31, 2008	Year Ended October 31, 2007
At beginning of year	$1,892,499,622	$1,767,776,372
At end of year	$1,417,862,675	$1,892,499,622
Accumulated undistributed net investment income included in net assets
At end of year	$10,806,525	$4,205,819

See notes to financial statements

Eaton Vance Income Fund of Boston as of October 31, 2008

FINANCIAL STATEMENTS CONT'D

Financial Highlights

	Class A
	Year Ended October 31,				Period Ended		Year Ended
	2008	2007	2006	2005	October 31, 2004(1)		September 30, 2004
Net asset value — Beginning of period	$6.370	$6.460	$6.290	$6.440	$6.370		$6.140
Income (loss) from operations
Net investment income(2)	$0.496	$0.489	$0.477	$0.473	$0.037		$0.504
Net realized and unrealized gain (loss)	(2.033)	(0.098)	0.171	(0.134)	0.076		0.262
Total income (loss) from operations	$(1.537)	$0.391	$0.648	$0.339	$0.113		$0.766
Less distributions
From net investment income	$(0.503)	$(0.481)	$(0.478)	$(0.489)	$(0.043)		$(0.537)
Total distributions	$(0.503)	$(0.481)	$(0.478)	$(0.489)	$(0.043)		$(0.537)
Redemption fees(2)	$0.000 (3)	$0.000 (3)	$0.000 (3)	$0.000 (3)	$0.000	(3)	$0.001
Net asset value — End of period	$4.330	$6.370	$6.460	$6.290	$6.440		$6.370
Total Return(4)	(25.77)%	6.18%	10.66%	5.37%	1.78	%(8)	12.84%
Ratios/Supplemental Data
Net assets, end of period (000's omitted)	$936,790	$1,440,552	$1,335,996	$1,202,517	$1,263,810		$1,233,720
Ratios (As a percentage of average daily net assets):
Expenses before custodian fee reduction(5)(6)	1.07%	1.06%	1.06%	1.06%	1.10	%(7)	1.06%
Net investment income	8.52%	7.53%	7.48%	7.34%	6.88	%(7)	7.93%
Portfolio Turnover of the Portfolio	54%	84%	68%	71%	5	%(9)	79%

(1)  For the one-month period ended October 31, 2004. The Fund changed its fiscal year-end from September 30 to October 31.

(2)  Computed using average shares outstanding.

(3)  Amount represents less than $0.0005.

(4)  Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(5)  Includes the Fund's share of the Portfolio's allocated expenses.

(6)  Excludes the effect of custody fee credits, if any, of less than 0.005%.

(7)  Annualized.

(8)  Not annualized.

(9)  For the one-month period ended October 31, 2004.

See notes to financial statements

Eaton Vance Income Fund of Boston as of October 31, 2008

FINANCIAL STATEMENTS CONT'D

Financial Highlights

	Class B
	Year Ended October 31,				Period Ended		Year Ended
	2008	2007	2006	2005	October 31, 2004(1)		September 30, 2004
Net asset value — Beginning of period	$6.370	$6.450	$6.280	$6.440	$6.360		$6.140
Income (loss) from operations
Net investment income(2)	$0.452	$0.441	$0.431	$0.424	$0.034		$0.454
Net realized and unrealized gain (loss)	(2.034)	(0.088)	0.169	(0.144)	0.085		0.256
Total income (loss) from operations	$(1.582)	$0.353	$0.600	$0.280	$0.119		$0.710
Less distributions
From net investment income	$(0.458)	$(0.433)	$(0.430)	$(0.440)	$(0.039)		$(0.491)
Total distributions	$(0.458)	$(0.433)	$(0.430)	$(0.440)	$(0.039)		$(0.491)
Redemption fees(2)	$0.000 (3)	$0.000 (3)	$0.000 (3)	$0.000 (3)	$0.000	(3)	$0.001
Net asset value — End of period	$4.330	$6.370	$6.450	$6.280	$6.440		$6.360
Total Return(4)	(26.35)%	5.58%	9.85%	4.48%	1.80	%(8)	11.96%
Ratios/Supplemental Data
Net assets, end of period (000's omitted)	$99,181	$173,448	$189,173	$195,780	$194,731		$188,512
Ratios (As a percentage of average daily net assets):
Expenses before custodian fee reduction(5)(6)	1.82%	1.81%	1.81%	1.81%	1.85	%(7)	1.81%
Net investment income	7.76%	6.79%	6.76%	6.59%	6.13	%(7)	7.13%
Portfolio Turnover of the Portfolio	54%	84%	68%	71%	5	%(9)	79%

(1)  For the one-month period ended October 31, 2004. The Fund changed its fiscal year-end from September 30 to October 31.

(2)  Computed using average shares outstanding.

(3)  Amount represents less than $0.0005.

(4)  Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(5)  Includes the Fund's share of the Portfolio's allocated expenses.

(6)  Excludes the effect of custody fee credits, if any, of less than 0.005%.

(7)  Annualized.

(8)  Not annualized.

(9)  For the one-month period ended October 31, 2004.

See notes to financial statements

Eaton Vance Income Fund of Boston as of October 31, 2008

FINANCIAL STATEMENTS CONT'D

Financial Highlights

	Class C
	Year Ended October 31,				Period Ended		Year Ended
	2008	2007	2006	2005	October 31, 2004(1)		September 30, 2004
Net asset value — Beginning of period	$6.370	$6.450	$6.280	$6.440	$6.370		$6.140
Income (loss) from operations
Net investment income(2)	$0.452	$0.440	$0.430	$0.424	$0.033		$0.453
Net realized and unrealized gain (loss)	(2.034)	(0.087)	0.170	(0.143)	0.076		0.267
Total income (loss) from operations	$(1.582)	$0.353	$0.600	$0.281	$0.109		$0.720
Less distributions
From net investment income	$(0.458)	$(0.433)	$(0.430)	$(0.441)	$(0.039)		$(0.491)
Total distributions	$(0.458)	$(0.433)	$(0.430)	$(0.441)	$(0.039)		$(0.491)
Redemption fees(2)	$0.000 (3)	$0.000 (3)	$0.000 (3)	$0.000 (3)	$0.000	(3)	$0.001
Net asset value — End of period	$4.330	$6.370	$6.450	$6.280	$6.440		$6.370
Total Return(4)	(26.35)%	5.57%	9.84%	4.40%	1.79	%(8)	12.04%
Ratios/Supplemental Data
Net assets, end of period (000's omitted)	$129,369	$208,480	$192,526	$180,878	$196,062		$190,103
Ratios (As a percentage of average daily net assets):
Expenses before custodian fee reduction(5)(6)	1.82%	1.81%	1.81%	1.81%	1.85	%(7)	1.81%
Net investment income	7.77%	6.78%	6.75%	6.59%	6.12	%(7)	7.13%
Portfolio Turnover of the Portfolio	54%	84%	68%	71%	5	%(9)	79%

(1)  For the one-month period ended October 31, 2004. The Fund changed its fiscal year-end from September 30 to October 31.

(2)  Computed using average shares outstanding.

(3)  Amount represents less than $0.0005.

(4)  Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(5)  Includes the Fund's share of the Portfolio's allocated expenses.

(6)  Excludes the effect of custody fee credits, if any, of less than 0.005%.

(7)  Annualized.

(8)  Not annualized.

(9)  For the one-month period ended October 31, 2004.

See notes to financial statements

Eaton Vance Income Fund of Boston as of October 31, 2008

FINANCIAL STATEMENTS CONT'D

Financial Highlights

	Class I
	Year Ended October 31,				Period Ended		Year Ended
	2008	2007	2006	2005	October 31, 2004(1)		September 30, 2004
Net asset value — Beginning of period	$6.370	$6.450	$6.280	$6.440	$6.360		$6.130
Income (loss) from operations
Net investment income(2)	$0.506	$0.505	$0.492	$0.487	$0.039		$0.517
Net realized and unrealized gain (loss)	(2.028)	(0.088)	0.171	(0.141)	0.086		0.264
Total income (loss) from operations	$(1.522)	$0.417	$0.663	$0.346	$0.125		$0.781
Less distributions
From net investment income	$(0.518)	$(0.497)	$(0.493)	$(0.506)	$(0.045)		$(0.552)
Total distributions	$(0.518)	$(0.497)	$(0.493)	$(0.506)	$(0.045)		$(0.552)
Redemption fees(2)	$0.000 (3)	$0.000 (3)	$0.000 (3)	$0.000 (3)	$0.000	(3)	$0.001
Net asset value — End of period	$4.330	$6.370	$6.450	$6.280	$6.440		$6.360
Total Return(4)	(25.58)%	6.60%	10.93%	5.48%	1.88	%(8)	13.20%
Ratios/Supplemental Data
Net assets, end of period (000's omitted)	$241,204	$56,913	$45,622	$34,135	$61,409		$55,669
Ratios (As a percentage of average daily net assets):
Expenses before custodian fee reduction(5)(6)	0.82%	0.81%	0.81%	0.81%	0.85	%(7)	0.81%
Net investment income	9.14%	7.78%	7.73%	7.55%	7.06	%(7)	8.13%
Portfolio Turnover of the Portfolio	54%	84%	68%	71%	5	%(9)	79%

(1)  For the one-month period ended October 31, 2004. The Fund changed its fiscal year-end from September 30 to October 31.

(2)  Computed using average shares outstanding.

(3)  Amount represents less than $0.0005.

(4)  Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(5)  Includes the Fund's share of the Portfolio's allocated expenses.

(6)  Excludes the effect of custody fee credits, if any, of less than 0.005%.

(7)  Annualized.

(8)  Not annualized.

(9)  For the one-month period ended October 31, 2004.

See notes to financial statements

Eaton Vance Income Fund of Boston as of October 31, 2008

FINANCIAL STATEMENTS CONT'D

Financial Highlights

	Class R
	Year Ended October 31,				Period Ended		Period Ended
	2008	2007	2006	2005	October 31, 2004(1)		September 30, 2004(2)
Net asset value — Beginning of period	$6.370	$6.450	$6.280	$6.440	$6.370		$6.450
Income (loss) from operations
Net investment income(3)	$0.481	$0.471	$0.457	$0.460	$0.035		$0.353
Net realized and unrealized gain (loss)	(2.033)	(0.086)	0.175	(0.147)	0.077		(0.052	)(4)
Total income (loss) from operations	$(1.552)	$0.385	$0.632	$0.313	$0.112		$0.301
Less distributions
From net investment income	$(0.488)	$(0.465)	$(0.462)	$(0.473)	$(0.042)		$(0.382)
Total distributions	$(0.488)	$(0.465)	$(0.462)	$(0.473)	$(0.042)		$(0.382)
Redemption fees(3)	$0.000 (5)	$0.000 (5)	$0.000 (5)	$0.000 (5)	$0.000	(5)	$0.001
Net asset value — End of period	$4.330	$6.370	$6.450	$6.280	$6.440		$6.370
Total Return(6)	(25.96)%	6.09%	10.40%	4.92%	1.77	%(11)	4.87	%(11)
Ratios/Supplemental Data
Net assets, end of period (000's omitted)	$11,318	$13,106	$4,459	$1,520	$233		$116
Ratios (As a percentage of average daily net assets):
Expenses before custodian fee reduction(7)(8)	1.32%	1.30%	1.30%	1.30%	1.34	%(9)	1.31	%(9)
Net investment income	8.30%	7.28%	7.16%	7.18%	6.44	%(9)	7.51	%(9)
Portfolio Turnover of the Portfolio	54%	84%	68%	71%	5	%(12)	79	%(10)

(1)  For the one-month period ended October 31, 2004. The Fund changed its fiscal year-end from September 30 to October 31.

(2)  For the period from the commencement of operations of Class R shares, January 5, 2004, to September 30, 2004.

(3)  Computed using average shares outstanding.

(4)  The per share amount is not in accord with the net realized and unrealized gain (loss) on investments for the period because of the timing of sales of Fund shares and the amount of the per share realized and unrealized gains and losses at such time.

(5)  Amount represents less than $0.0005.

(6)  Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(7)  Includes the Fund's share of the Portfolio's allocated expenses.

(8)  Excludes the effect of custody fee credits, if any, of less than 0.005%.

(9)  Annualized.

(10)  For the year ended September 30, 2004.

(11)  Not annualized.

(12)  For the one-month period ended October 31, 2004.

See notes to financial statements

Eaton Vance Income Fund of Boston as of October 31, 2008

NOTES TO FINANCIAL STATEMENTS

1  Significant Accounting Policies

Eaton Vance Income Fund of Boston (the Fund) is a diversified series of Eaton Vance Series Trust II (the Trust). The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. The Fund offers five classes of shares. Class A shares are generally sold subject to a sales charge imposed at time of purchase. Class B and Class C shares are sold at net asset value and are generally subject to a contingent deferred sales charge (see Note 5). Class I and Class R shares are sold at net asset value and are not subject to a sales charge. Class B shares automatically convert to Class A shares eight years after their purchase as described in the Fund's prospectus. Each class represents a pro-rata interest in the Fund, but votes separately on class-specific matters and (as noted below) is subject to different expenses. Realized and unrealized gains and losses are allocated daily to each class of shares based on the relative net assets of each class to the total net assets of the Fund. Net investment income, other than class-specific expenses, is allocated daily to each class of shares based upon the ratio of the value of each class's paid shares to the total value of all paid shares. Each class of shares differs in its distribution plan and certain other class-specific expenses. The Fund invests all of its investable assets in interests in Boston Income Portfolio (the Portfolio), a New York trust, having the same investment objective and policies as the Fund. The value of the Fund's investment in the Portfolio reflects the Fund's proportionate interest in the net assets of the Portfolio (92.9% at October 31, 2008). The performance of the Fund is directly affected by the performance of the Portfolio. The financial statements of the Portfolio, including the portfolio of investments, are included elsewhere in this report and should be read in conjunction with the Fund's financial statements.

The following is a summary of significant accounting policies of the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America.

A  Investment Valuation — Valuation of securities by the Portfolio is discussed in Note 1A of the Portfolio's Notes to Financial Statements, which are included elsewhere in this report.

B  Income — The Fund's net investment income or loss consists of the Fund's pro-rata share of the net investment income or loss of the Portfolio, less all actual and accrued expenses of the Fund.

C  Federal Taxes — The Fund's policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its net investment income, and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary. At October 31, 2008, the Fund, for federal income tax purposes, had a capital loss carryforward of $225,061,564 which will reduce its taxable income arising from future net realized gains on investment transactions, if any, to the extent permitted by the Internal Revenue Code, and thus will reduce the amount of distributions to shareholders, which would otherwise be necessary to relieve the Fund of any liability for federal income or excise tax. Such capital loss carryforward will expire on October 31, 2009 ($76,209,080), October 31, 2010 ($56,310,142) and October 31, 2016 ($92,542,342).

As of October 31, 2008, the Fund had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. Each of the Fund's federal tax returns filed in the 3-year period ended October 30, 2008 remains subject to examination by the Internal Revenue Service.

D  Expenses — The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

E  Expense Reduction — State Street Bank and Trust Company (SSBT) serves as custodian of the Fund. Pursuant to the custodian agreement, SSBT receives a fee reduced by credits, which are determined based on the average daily cash balance the Fund maintains with SSBT. All credit balances, if any, used to reduce the Fund's custodian fees are reported as a reduction of expenses in the Statement of Operations.

F  Use of Estimates — The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

G  Indemnifications — Under the Trust's organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund, and

Eaton Vance Income Fund of Boston as of October 31, 2008

NOTES TO FINANCIAL STATEMENTS CONT'D

shareholders are indemnified against personal liability for the obligations of the Trust. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

H  Redemption Fees — Upon the redemption or exchange of shares by Class A, Class I and Class R shareholders within 90 days of the settlement of purchase, a fee of 1% of the current net asset value of these shares will be assessed and retained by the Fund for the benefit of the remaining shareholders. The redemption fee is accounted for as an addition to paid-in capital.

I  Other — Investment transactions are accounted for on a trade date basis. Dividends to shareholders are recorded on the ex-dividend date.

2  Distributions to Shareholders

The Fund declares dividends daily to shareholders of record at the time of declaration. Distributions are generally paid monthly. Distributions of realized capital gains (reduced by available capital loss carryforwards from prior years, if any) are made at least annually. Distributions are declared separately for each class of shares. Shareholders may reinvest income and capital gain distributions in additional shares of the same class of the Fund at the net asset value as of the reinvestment date or, at the election of the shareholder, receive distributions in cash. The Fund distinguishes between distributions on a tax basis and a financial reporting basis. Accounting principles generally accepted in the United States of America require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital.

The tax character of distributions declared for the years ended October 31, 2008 and October 31, 2007 was as follows:

	Year Ended October 31,
	2008	2007
Distributions declared from:
Ordinary income	$148,760,513	$137,037,929

During the year ended October 31, 2008, accumulated net realized loss was increased by $8,868,735, and accumulated undistributed net investment income was increased by $8,868,735 due to differences between book and tax accounting, primarily for premium amortization and swap contracts. These reclassifications had no effect on the net assets or net asset value per share of the Fund.

As of October 31, 2008, the components of distributable earnings (accumulated losses) and unrealized appreciation (depreciation) on a tax basis were as follows:

Undistributed ordinary income	$6,036,978
Capital loss carryforward	$(225,061,564)
Net unrealized depreciation	$(563,727,534)
Other temporary differences	$(3,486,318)

The differences between components of distributable earnings (accumulated losses) on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to swap contracts, premium amortization, wash sales, the timing of recognizing distributions to shareholders and partnership allocations.

3  Transactions with Affiliates

Eaton Vance Management (EVM) serves as the administrator to the Fund, but receives no compensation. The Portfolio has engaged Boston Management and Research (BMR), a subsidiary of EVM, to render investment advisory services. See Note 2 of the Portfolio's Notes to Financial Statements which are included elsewhere in this report. EVM serves as the sub-transfer agent of the Fund and receives from the transfer agent an aggregate fee based upon the actual expenses incurred by EVM in the performance of these services. For the year ended October 31, 2008, EVM earned $124,852 in sub-transfer agent fees. The Fund was informed that Eaton Vance Distributors, Inc. (EVD), an affiliate of EVM and the Fund's principal underwriter, received $82,882 as its portion of the sales charge on sales of Class A shares for the year ended October 31, 2008. EVD also received distribution and service fees from Class A, Class B, Class C and Class R shares (see Note 4) and contingent deferred sales charges (see Note 5).

Except for Trustees of the Fund and the Portfolio who are not members of EVM's or BMR's organizations, officers and Trustees receive remuneration for their services to the Fund out of the investment adviser fee. Certain officers and Trustees of the Fund and the Portfolio are officers of the above organizations.

Eaton Vance Income Fund of Boston as of October 31, 2008

NOTES TO FINANCIAL STATEMENTS CONT'D

4  Distribution Plans

The Fund has in effect a distribution plan for Class A shares (Class A Plan) pursuant to Rule 12b-1 under the 1940 Act. The Class A Plan provides that the Fund will pay EVD a distribution and service fee of 0.25% per annum of its average daily net assets attributable to Class A shares for distribution services and facilities provided to the Fund by EVD, as well as for personal services and/or the maintenance of shareholder accounts. Distribution and service fees paid or accrued to EVD for the year ended October 31, 2008 amounted to $3,231,219 for Class A shares. The Fund also has in effect distribution plans for Class B shares (Class B Plan), Class C shares (Class C Plan) and Class R shares (Class R Plan) pursuant to Rule 12b-1 under the 1940 Act. The Class B and Class C Plans require the Fund to pay EVD amounts equal to 0.75% per annum of its average daily net assets attributable to Class B and Class C shares for providing ongoing distribution services and facilities to the Fund. The Fund will automatically discontinue payments to EVD during any period in which there are no outstanding Uncovered Distribution Charges, which are equivalent to the sum of (i) 5% and 6.25% of the aggregate amount received by the Fund for Class B and Class C shares sold, respectively, plus (ii) interest calculated by applying the rate of 1% over the prevailing prime rate to the outstanding balance of Uncovered Distribution Charges of EVD of each respective class, reduced by the aggregate amount of contingent deferred sales charges (see Note 5) and amounts theretofore paid or payable to EVD by each respective class. For the year ended October 31, 2008, the Fund paid or accrued to EVD $1,113,025 and $1,370,806 for Class B and Class C shares, respectively, representing 0.75% of the average daily net assets of Class B and Class C shares. At October 31, 2008, the amounts of Uncovered Distribution Charges of EVD calculated under the Class B and Class C Plans were approximately $6,529,000 and $19,780,000, respectively. The Class R Plan requires the Fund to pay EVD an amount equal to 0.50% per annum of its average daily net assets attributable to Class R shares for providing ongoing distribution services and facilities to the Fund. The Trustees of the Trust have currently limited Class R distribution payments to 0.25% per annum of the average daily net assets attributable to Class R shares. For the year ended October 31, 2008, the Fund paid or accrued to EVD $33,862, representing 0.25% of the average daily net assets for Class R shares.

The Class B, Class C and Class R Plans also authorize the Fund to make payments of service fees to EVD, investment dealers and other persons in amounts not exceeding 0.25% per annum of its average daily net assets attributable to that class. Service fees paid or accrued are for personal services and/or the maintenance of shareholder accounts. They are separate and distinct from the sales commissions and distribution fees payable to EVD and, as such, are not subject to automatic discontinuance when there are no outstanding Uncovered Distribution Charges of EVD. Service fees paid or accrued for year ended October 31, 2008 amounted to $371,008, $456,935 and $34,244 for Class B, Class C and Class R shares, respectively.

5  Contingent Deferred Sales Charges

A contingent deferred sales charge (CDSC) generally is imposed on redemptions of Class B shares made within six years of purchase and on redemptions of Class C shares made within one year of purchase. Class A shares may be subject to a 1% CDSC if redeemed within 18 months of purchase (depending on the circumstances of purchase). Generally, the CDSC is based upon the lower of the net asset value at date of redemption or date of purchase. No charge is levied on shares acquired by reinvestment of dividends or capital gain distributions. The CDSC for Class B shares is imposed at declining rates that begin at 5% in the case of redemptions in the first and second year after purchase, declining one percentage point each subsequent year. Class C shares are subject to a 1% CDSC if redeemed within one year of purchase. No CDSC is levied on shares which have been sold to EVM or its affiliates or to their respective employees or clients and may be waived under certain other limited conditions. CDSCs received on Class B and Class C redemptions are paid to EVD to reduce the amount of Uncovered Distribution Charges calculated under the Fund's Class B and Class C Plans. CDSCs received on Class B and Class C redemptions when no Uncovered Distribution Charges exist are credited to the Fund. For the year ended October 31, 2008, the Fund was informed that EVD received approximately $6,000, $434,000 and $44,000 of CDSCs paid by Class A, Class B and Class C shareholders, respectively, and no CDSCs paid by Class R shareholders.

6  Investment Transactions

For the year ended October 31, 2008, increases and decreases in the Fund's investment in the Portfolio aggregated $652,777,196 and $636,891,509, respectively.

7  Shares of Beneficial Interest

The Fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Such shares may be

Eaton Vance Income Fund of Boston as of October 31, 2008

NOTES TO FINANCIAL STATEMENTS CONT'D

issued in a number of different series (such as the Fund) and classes. Transactions in Fund shares were as follows:

	Year Ended October 31,
Class A	2008	2007
Sales	52,199,632	69,568,970
Issued to shareholders electing to receive payments of distributions in Fund shares	14,410,926	11,655,684
Redemptions	(76,828,569)	(62,995,005)
Exchange from Class B shares	669,439	803,575
Net increase (decrease)	(9,548,572)	19,033,224
	Year Ended October 31,
Class B	2008	2007
Sales	1,529,000	2,872,181
Issued to shareholders electing to receive payments of distributions in Fund shares	1,055,880	970,673
Redemptions	(6,222,452)	(5,131,294)
Exchange to Class A shares	(669,187)	(803,555)
Net decrease	(4,306,759)	(2,091,995)
	Year Ended October 31,
Class C	2008	2007
Sales	6,354,721	9,412,706
Issued to shareholders electing to receive payments of distributions in Fund shares	1,336,192	1,133,385
Redemptions	(10,515,857)	(7,658,679)
Net increase (decrease)	(2,824,944)	2,887,412
	Year Ended October 31,
Class I	2008	2007
Sales	53,596,349	4,375,740
Issued to shareholders electing to receive payments of distributions in Fund shares	1,618,100	442,715
Redemptions	(8,402,205)	(2,957,253)
Net increase	46,812,244	1,861,202

	Year Ended October 31,
Class R	2008	2007
Sales	1,241,396	1,552,669
Issued to shareholders electing to receive payments of distributions in Fund shares	169,135	86,315
Redemptions	(851,385)	(272,982)
Net increase	559,146	1,366,002

For the years ended October 31, 2008 and 2007, the Fund received $47,850 and $46,879, respectively, in redemption fees.

8  Recently Issued Accounting Pronouncement

In September 2006, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 157 (FAS 157), "Fair Value Measurements". FAS 157 defines fair value, establishes a framework for measuring fair value in accordance with accounting principles generally accepted in the United States of America and expands disclosure about fair value measurements. FAS 157 is effective for fiscal years beginning after November 15, 2007. As of October 31, 2008, management does not believe the adoption of FAS 157 will impact the amounts reported in the financial statements; however, additional disclosures may be required about the inputs used to develop the measurements of fair value and the effect of certain of the measurements on changes in net assets for the period.

Eaton Vance Income Fund of Boston as of October 31, 2008

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees of Eaton Vance Series Trust II
and Shareholders of Eaton Vance Income Fund
of Boston:

We have audited the accompanying statement of assets and liabilities of Eaton Vance Income Fund of Boston (the "Fund") (one of the series of Eaton Vance Series Trust II) as of October 31, 2008, the related statement of operations for the year then ended, and the statements of changes in net assets and financial highlights for each of the two years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the year ended October 31, 2006 and all prior periods presented were audited by other auditors. Those auditors expressed an unqualified opinion on those financial highlights in their report dated December 27, 2006.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Eaton Vance Income Fund of Boston as of October 31, 2008, the results of its operations for the year then ended, and the changes in its net assets and financial highlights for each of the two years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Boston, Massachusetts
December 18, 2008

Eaton Vance Income Fund of Boston as of October 31, 2008

FEDERAL TAX INFORMATION (Unaudited)

The Form 1099-DIV you receive in January 2009 will show the tax status of all distributions paid to your account in calendar 2008. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund.

Qualified Dividend Income. The Fund designates approximately $751,508, or up to the maximum amount of such dividends allowable pursuant to the Internal Revenue Code, as qualified dividend income eligible for the reduced tax rate of 15%.

Dividends Received Deduction. Corporate shareholders are generally entitled to take the dividends received deduction on the portion of the Fund's dividend distribution that qualifies under tax law. For the Fund's fiscal 2008 ordinary income dividends, 0.60% qualifies for the corporate dividends received deduction.

Boston Income Portfolio as of October 31, 2008

PORTFOLIO OF INVESTMENTS

Senior Floating-Rate Interests — 9.2%(1)
Security	Principal Amount	Value
Aerospace and Defense — 0.1%
Hawker Beechcraft Acquisition, Term Loan, Maturing 3/26/14(2)	$3,353,578	$2,177,431
Hawker Beechcraft Acquisition, Term Loan, Maturing 3/26/14(2)	196,422	127,534
		$2,304,965
Automotive & Auto Parts — 0.6%
EPD Holdings, (Goodyear Engineering Products), Term Loan - Second Lien, 8.75%, Maturing 7/13/15	$5,410,000	$3,137,800
Ford Motor Co., Term Loan, Maturing 12/15/13(2)	9,700,000	5,390,426
		$8,528,226
Broadcasting — 0.5%
HIT Entertainment, Inc., Term Loan - Second Lien, 8.30%, Maturing 2/5/13	$13,910,000	$7,580,950
		$7,580,950
Building Materials — 0.4%
Panolam Industries Holdings, Inc., Term Loan, 6.51%, Maturing 9/30/12	$7,138,698	$6,139,280
		$6,139,280
Capital Goods — 0.1%
Dresser, Inc., Term Loan - Second Lien, 8.56%, Maturing 5/4/15	$2,120,000	$1,310,866
		$1,310,866
Consumer Products — 0.2%
Amscan Holdings, Inc., Term Loan, 5.06%, Maturing 5/25/13	$3,181,550	$2,386,162
		$2,386,162
Diversified Media — 0.3%
Nielsen Finance, LLC, Term Loan, 4.80%, Maturing 8/9/13	$5,922,579	$4,317,560
		$4,317,560
Energy — 0.6%
Quicksilver Resources, Inc., Term Loan - Second Lien, 7.75%, Maturing 8/8/13	$11,401,425	$9,377,672
		$9,377,672

Security	Principal Amount	Value
Food / Beverage / Tobacco — 0.3%
Dole Food Co., Inc., Term Loan, Maturing 4/12/13(2)	$740,004	$542,361
Dole Food Co., Inc., Term Loan, Maturing 4/12/13(2)	1,311,593	961,289
Dole Food Co., Inc., Term Loan, Maturing 4/12/13(2)	4,886,615	3,581,483
		$5,085,133
Gaming — 0.7%
BLB Worldwide Holdings, Term Loan - Second Lien, 7.06%, Maturing 6/30/12(5)	$8,520,000	$852,000
Cannery Casino Resorts, LLC, Term Loan - Second Lien, 7.06%, Maturing 5/18/14	3,220,000	2,704,800
Great Lakes Entertainment, Term Loan, 9.00%, Maturing 8/15/12	8,048,828	7,646,387
		$11,203,187
Healthcare — 0.7%
Advanced Medical Optics, Inc., Term Loan, 4.63%, Maturing 4/2/14	$2,542,222	$1,849,467
Community Health Systems, Inc., Term Loan, 0.00%, Maturing 7/25/14(3)	336,692	270,659
Community Health Systems, Inc., Term Loan, 5.06%, Maturing 7/25/14	6,583,308	5,292,156
HCA, Inc., Term Loan, Maturing 11/18/13(2)	4,270,000	3,534,493
		$10,946,775
Homebuilders / Real Estate — 1.1%
Realogy Corp., Term Loan, 6.50%, Maturing 10/10/13	$3,341,562	$2,149,737
Realogy Corp., Term Loan, 6.50%, Maturing 9/1/14	4,864,333	3,129,386
Realogy Corp., Term Loan, 6.50%, Maturing 9/1/14	18,067,522	11,623,433
		$16,902,556
Leisure — 0.4%
HRP Myrtle Beach Operations, LLC/HRP Myrtle Beach Capital Corp., (PIK), DIP Loan, 18.72%, Maturing 10/31/08(5)(7)	$93,402	$93,402
Universal City Development Partners, Ltd., Term Loan, Maturing 6/9/11(2)	6,840,000	5,882,400
		$5,975,802

See notes to financial statements

Boston Income Portfolio as of October 31, 2008

PORTFOLIO OF INVESTMENTS CONT'D

Security	Principal Amount	Value
Services — 1.7%
Adesa, Inc., Term Loan, 6.02%, Maturing 10/18/13	$10,145,404	$6,755,145
Catalina Marketing Corp., Term Loan, 9.28%, Maturing 11/1/08	6,747,000	5,971,095
Neff Rental, Inc., Term Loan - Second Lien, 6.40%, Maturing 5/31/13	2,730,000	1,109,063
Rental Service Corp., Term Loan - Second Lien, 7.71%, Maturing 11/30/13	3,231,113	2,061,587
Rental Service Corp., Term Loan - Second Lien, Maturing 11/30/13(2)	2,950,000	1,755,250
Sabre, Inc., Term Loan, 5.00%, Maturing 9/30/14	11,934,279	6,915,246
West Corp., Term Loan, Maturing 10/24/13(2)	2,920,000	1,890,700
		$26,458,086
Super Retail — 0.9%
General Nutrition Centers, Inc., Term Loan, 6.01%, Maturing 9/16/13	$4,351,864	$3,273,822
General Nutrition Centers, Inc., Term Loan, Maturing 9/16/13(2)	5,920,000	3,848,000
Sally Holdings, LLC, Term Loan, Maturing 11/16/13(2)	7,927,221	6,220,038
		$13,341,860
Telecommunications — 0.2%
Level 3 Communications, Inc., Term Loan, 7.00%, Maturing 3/13/14	$3,740,000	$2,795,650
		$2,795,650
Transportation Ex Air / Rail — 0.1%
CEVA Group, PLC, Term Loan, Maturing 8/2/15(2)	$847,899	$546,895
CEVA Group, PLC, Term Loan, Maturing 8/2/15(2)	2,553,636	1,647,095
		$2,193,990
Utilities — 0.3%
Texas Competitive Electric Holdings Co., LLC, Term Loan, 6.30%, Maturing 10/10/14	$5,770,854	$4,526,912
		$4,526,912
Total Senior Floating-Rate Interests (identified cost $187,091,258)		$141,375,632

Corporate Bonds & Notes — 81.6%
Security	Principal Amount (000's omitted)	Value
Aerospace — 0.7%
Alion Science and Technologies Corp., 10.25%, 2/1/15	$2,910	$1,615,050
Bombardier, Inc., 8.00%, 11/15/14(4)	2,620	2,253,200
DRS Technologies, Inc., Sr. Sub. Notes, 7.625%, 2/1/18	1,440	1,432,800
Hawker Beechcraft Acquisition, 9.75%, 4/1/17	5,905	3,336,325
Vought Aircraft Industries, Inc., Sr. Notes, 8.00%, 7/15/11	2,845	2,147,975
		$10,785,350
Air Transportation — 0.1%
Continental Airlines, 7.033%, 6/15/11	$1,228	$835,353
		$835,353
Automotive & Auto Parts — 3.6%
Allison Transmission, Inc., 11.00%, 11/1/15(4)	$9,580	$6,035,400
Altra Industrial Motion, Inc., 9.00%, 12/1/11	6,560	5,936,800
American Axle & Manufacturing, Inc., 7.875%, 3/1/17	2,965	933,975
Commercial Vehicle Group, Inc., Sr. Notes, 8.00%, 7/1/13	1,800	1,161,000
Ford Motor Credit Co., 7.375%, 10/28/09	8,180	6,791,682
Ford Motor Credit Co., Sr. Notes, 5.70%, 1/15/10	12,110	8,991,481
Ford Motor Credit Co., Sr. Notes, 7.80%, 6/1/12	2,370	1,384,940
Ford Motor Credit Co., Sr. Notes, 7.875%, 6/15/10	9,665	6,495,866
Ford Motor Credit Co., Sr. Notes, 9.875%, 8/10/11	315	198,607
Ford Motor Credit Co., Sr. Notes, 12.00%, 5/15/15	15,750	10,012,212
General Motors Acceptance Corp., Variable Rate, 4.054%, 5/15/09	4,555	3,969,774
General Motors Corp., Sr. Notes, 7.20%, 1/15/11	3,395	1,383,462
Tenneco, Inc., 8.125%, 11/15/15	1,790	939,750
United Components, Inc., Sr. Sub. Notes, 9.375%, 6/15/13	1,895	1,184,375
		$55,419,324
Broadcasting — 0.3%
Rainbow National Services, LLC, Sr. Sub. Debs., 10.375%, 9/1/14(4)	$2,490	$2,178,750
XM Satellite Radio Holdings, Inc., Sr. Notes, 13.00%, 8/1/13(4)	7,025	2,704,625
		$4,883,375

See notes to financial statements

Boston Income Portfolio as of October 31, 2008

PORTFOLIO OF INVESTMENTS CONT'D

Security	Principal Amount (000's omitted)	Value
Building Materials — 1.6%
Interface, Inc., Sr. Sub. Notes, 9.50%, 2/1/14	$965	$854,025
Interline Brands, Inc., Sr. Sub. Notes, 8.125%, 6/15/14	2,120	1,643,000
Nortek, Inc., Sr. Sub. Notes, 10.00%, 12/1/13	8,530	6,312,200
Panolam Industries International, Sr. Sub. Notes, 10.75%, 10/1/13	11,740	7,102,700
Ply Gem Industries, Inc., Sr. Notes, 11.75%, 6/15/13(4)	7,955	5,290,075
Texas Industries Inc., Sr. Notes, 7.25%, 7/15/13(4)	4,030	3,183,700
		$24,385,700
Cable / Satellite TV — 2.6%
Cablevision Systems Corp., Sr. Notes, Series B, 8.00%, 4/15/12	$5,395	$4,565,519
CCH I Holdings, LLC, Sr. Notes, 11.00%, 10/1/15	1,560	655,200
CCH II Holdings, LLC, 10.25%, 10/1/13	2,320	1,461,600
CCH II Holdings, LLC, 10.25%, 10/1/13(4)	1,763	1,075,430
CCO Holdings, LLC/CCO Capital Corp., Sr. Notes, 8.75%, 11/15/13	19,005	12,638,325
Charter Communications, Inc., Sr. Notes, 10.875%, 9/15/14(4)	6,050	4,945,875
CSC Holdings, Inc., Sr. Notes, Series B, 8.125%, 8/15/09	1,545	1,483,200
Kabel Deutschland GmbH, 10.625%, 7/1/14	4,005	3,384,225
Mediacom Broadband Group, Sr. Notes, 8.50%, 10/15/15	4,210	3,136,450
National Cable PLC, 8.75%, 4/15/14	1,195	842,475
National Cable PLC, Sr. Notes, 9.125%, 8/15/16	7,505	4,990,825
		$39,179,124
Capital Goods — 1.1%
American Railcar Industry, Sr. Notes, 7.50%, 3/1/14	$3,895	$3,096,525
Chart Industries, Inc., Sr. Sub. Notes, 9.125%, 10/15/15	3,575	2,985,125
ESCO Corp., Sr. Notes, 8.625%, 12/15/13(4)	3,010	2,423,050
ESCO Corp., Sr. Notes, Variable Rate, 6.694%, 12/15/13(4)	3,010	2,302,650
RBS Global & Rexnord Corp., 9.50%, 8/1/14	3,775	2,623,625
RBS Global & Rexnord Corp., 11.75%, 8/1/16	5,290	3,491,400
		$16,922,375
Chemicals — 1.3%
CII Carbon, LLC, 11.125%, 11/15/15(4)	$5,555	$5,138,375
INEOS Group Holdings PLC, Sr. Sub. Notes, 8.50%, 2/15/16(4)	8,975	3,365,625

Security	Principal Amount (000's omitted)	Value
Chemicals (continued)
Nova Chemicals Corp., Sr. Notes, Variable Rate, 5.953%, 11/15/13	$3,525	$2,379,375
Reichhold Industries, Inc., Sr. Notes, 9.00%, 8/15/14(4)	10,950	9,581,250
		$20,464,625
Consumer Products — 0.5%
Amscan Holdings, Inc., Sr. Sub. Notes, 8.75%, 5/1/14	$11,295	$7,398,225
		$7,398,225
Containers — 0.7%
Intertape Polymer US, Inc., Sr. Sub. Notes, 8.50%, 8/1/14	$5,160	$4,153,800
Pliant Corp. (PIK), 11.625%, 6/15/09	9,435	6,609,710
Solo Cup Co., 8.50%, 2/15/14	870	587,250
		$11,350,760
Diversified Financial Services — 0.3%
Alliant Holdings I, Inc., 11.00%, 5/1/15(4)	$4,190	$3,414,850
Nuveen Investments, Inc., Sr. Notes, 10.50%, 11/15/15(4)	4,915	1,351,625
		$4,766,475
Diversified Media — 1.7%
Affinion Group, Inc., 10.125%, 10/15/13	$1,800	$1,269,000
Affinion Group, Inc., 11.50%, 10/15/15	4,865	2,943,325
LBI Media, Inc., Sr. Disc. Notes, 11.00%, 10/15/13	3,320	1,842,600
Nielsen Finance, LLC, 10.00%, 8/1/14	21,690	15,833,700
Nielsen Finance, LLC, 12.50%, 8/1/16	4,675	1,823,250
Warner Music Group, Sr. Sub. Notes, 7.375%, 4/15/14	3,495	2,184,375
		$25,896,250
Energy — 7.8%
Allis-Chalmers Energy, Inc., Sr. Notes, 9.00%, 1/15/14	$7,050	$4,617,750
Cimarex Energy Co., Sr. Notes, 7.125%, 5/1/17	2,625	2,113,125
Clayton Williams Energy, Inc., 7.75%, 8/1/13	4,650	2,883,000
Compton Pet Finance Corp., 7.625%, 12/1/13	8,727	5,105,295
Denbury Resources, Inc., Sr. Sub. Notes, 7.50%, 12/15/15	1,120	784,000
El Paso Corp., Sr. Notes, 9.625%, 5/15/12	3,800	3,463,008

See notes to financial statements

Boston Income Portfolio as of October 31, 2008

PORTFOLIO OF INVESTMENTS CONT'D

Security	Principal Amount (000's omitted)	Value
Energy (continued)
Encore Acquisition Co., Sr. Sub. Notes, 7.25%, 12/1/17	$2,855	$1,891,437
Forbes Energy Services, Sr. Notes, 11.00%, 2/15/15	10,125	7,087,500
OPTI Canada, Inc., 7.875%, 12/15/14	4,010	2,426,050
OPTI Canada, Inc., 8.25%, 12/15/14	3,735	2,241,000
Parker Drilling Co., Sr. Notes, 9.625%, 10/1/13	1,435	1,205,400
Petrohawk Energy Corp., 9.125%, 7/15/13	15,010	11,632,750
Petrohawk Energy Corp., Sr. Notes, 7.875%, 6/1/15(4)	5,010	3,419,325
Petroleum Development Corp., Sr. Notes, 12.00%, 2/15/18	3,885	3,010,875
Petroplus Finance, Ltd., 6.75%, 5/1/14(4)	955	644,625
Petroplus Finance, Ltd., 7.00%, 5/1/17(4)	15,695	10,358,700
Plains Exploration & Production Co., 7.00%, 3/15/17	3,865	2,550,900
Quicksilver Resources, Inc., 7.125%, 4/1/16	6,840	4,411,800
Quicksilver Resources, Inc., 8.25%, 8/1/15	800	560,000
SandRidge Energy, Inc., Sr. Notes, 8.00%, 6/1/18(4)	9,490	6,358,300
SandRidge Energy, Inc., Sr. Notes (PIK), 8.625%, 4/1/15	11,760	7,820,400
SemGroup L.P., Sr. Notes, 8.75%, 11/15/15(4)(5)	10,225	664,625
SESI, LLC, 6.875%, 6/1/14	1,150	971,750
Southwestern Energy Co., 7.50%, 2/1/18(4)	10,245	8,452,125
Stewart & Stevenson, LLC, Sr. Notes, 10.00%, 7/15/14	11,450	8,644,750
United Refining Co., Sr. Notes, 10.50%, 8/15/12	21,745	15,438,950
VeraSun Energy Corp., 9.875%, 12/15/12(5)	1,900	788,500
		$119,545,940
Entertainment / Film — 1.9%
AMC Entertainment, Inc., 11.00%, 2/1/16	$28,155	$22,383,225
Marquee Holdings, Inc., Sr. Disc. Notes, 9.505%, 8/15/14	11,265	6,815,325
		$29,198,550
Environmental — 0.4%
Waste Services, Inc., Sr. Sub. Notes, 9.50%, 4/15/14	$7,240	$5,828,200
		$5,828,200
Food & Drug Retail — 0.7%
Rite Aid Corp., 7.50%, 3/1/17	$16,340	$10,375,900
Rite Aid Corp., 10.375%, 7/15/16	1,440	1,008,000
		$11,383,900

Security	Principal Amount (000's omitted)	Value
Food / Beverage / Tobacco — 1.7%
ASG Consolidated, LLC/ASG Finance, Inc., Sr. Disc. Notes, 11.50%, (0% until 2008), 11/1/11	$10,090	$8,778,300
Dole Foods Co., Sr. Notes, 8.625%, 5/1/09	19,760	17,882,800
		$26,661,100
Gaming — 7.0%
Buffalo Thunder Development Authority, 9.375%, 12/15/14(4)	$11,355	$4,031,025
CCM Merger, Inc., 8.00%, 8/1/13(4)	8,020	4,771,900
Chukchansi EDA, Sr. Notes, Variable Rate, 6.328%, 11/15/12(4)	5,045	2,699,075
Eldorado Casino Shreveport (PIK), 10.00%, 8/1/12	518	458,126
Fontainebleau Las Vegas Casino, LLC, 10.25%, 6/15/15(4)	19,830	2,776,200
Galaxy Entertainment Finance, 9.875%, 12/15/12(4)	12,345	4,752,825
Galaxy Entertainment Finance, Variable Rate, 8.133%, 12/15/10(4)	4,605	1,772,925
Greektown Holdings, LLC, Sr. Notes, 10.75%, 12/1/13(4)(5)	1,804	396,880
Indianapolis Downs, LLC & Capital Corp., Sr. Notes, 11.00%, 11/1/12(4)	6,745	3,406,225
Inn of the Mountain Gods, Sr. Notes, 12.00%, 11/15/10	7,910	3,519,950
Majestic HoldCo, LLC, 12.50%, 10/15/11(4)	3,390	21,187
Mandalay Resort Group, 6.50%, 7/31/09	6,480	5,929,200
MGM Mirage, Inc., 7.50%, 6/1/16	820	487,900
Mohegan Tribal Gaming Authority, Sr. Sub. Notes, 6.875%, 2/15/15	7,630	4,463,550
Mohegan Tribal Gaming Authority, Sr. Sub. Notes, 7.125%, 8/15/14	7,140	4,319,700
Mohegan Tribal Gaming Authority, Sr. Sub. Notes, 8.00%, 4/1/12	4,240	3,137,600
OED Corp./Diamond Jo, LLC, 8.75%, 4/15/12	8,790	6,131,025
Park Place Entertainment, 7.875%, 3/15/10	25,205	14,366,850
Pinnacle Entertainment, Inc., Sr. Sub. Notes, 7.50%, 6/15/15	5,855	3,688,650
Pinnacle Entertainment, Inc., Sr. Sub. Notes, 8.25%, 3/15/12	780	544,050
Pokagon Gaming Authority, Sr. Notes, 10.375%, 6/15/14(4)	2,172	1,987,380
San Pasqual Casino, 8.00%, 9/15/13(4)	2,005	1,553,875
Scientific Games Corp., 7.875%, 6/15/16(4)	1,905	1,466,850
Seminole Hard Rock Entertainment, Variable Rate, 5.319%, 3/15/14(4)	3,875	2,576,875

See notes to financial statements

Boston Income Portfolio as of October 31, 2008

PORTFOLIO OF INVESTMENTS CONT'D

Security	Principal Amount (000's omitted)	Value
Gaming (continued)
Trump Entertainment Resorts, Inc., 8.50%, 6/1/15	$1,430	$375,375
Tunica-Biloxi Gaming Authority, Sr. Notes, 9.00%, 11/15/15(4)	9,455	8,296,762
Waterford Gaming, LLC, Sr. Notes, 8.625%, 9/15/14(4)	12,540	8,835,813
Wynn Las Vegas, LLC, 6.625%, 12/1/14	13,325	9,893,812
		$106,661,585
Healthcare — 6.5%
Accellent, Inc., 10.50%, 12/1/13	$6,335	$4,719,575
AMR HoldCo, Inc./EmCare HoldCo, Inc., Sr. Sub. Notes, 10.00%, 2/15/15	7,160	6,909,400
Biomet, Inc., 11.625%, 10/15/17	22,420	19,617,500
Davita Inc., 6.625%, 3/15/13	465	410,362
DJO Finance, LLC/DJO Finance Corp., 10.875%, 11/15/14	6,710	5,435,100
HCA, Inc., 7.875%, 2/1/11	647	543,480
HCA, Inc., 8.75%, 9/1/10	10,406	9,209,310
HCA, Inc., 9.125%, 11/15/14	1,205	1,039,312
HCA, Inc., 9.25%, 11/15/16	21,560	18,379,900
MultiPlan Inc., Sr. Sub. Notes, 10.375%, 4/15/16(4)	10,535	9,744,875
National Mentor Holdings, Inc., 11.25%, 7/1/14	7,970	7,372,250
Res-Care, Inc., Sr. Notes, 7.75%, 10/15/13	4,620	4,181,100
US Oncology, Inc., 9.00%, 8/15/12	5,370	4,483,950
US Oncology, Inc., 10.75%, 8/15/14	8,635	6,778,475
Viant Holdings, Inc., 10.125%, 7/15/17(4)	1,583	894,395
		$99,718,984
Hotels — 0.4%
Host Hotels and Resorts, LP, Sr. Notes, 6.75%, 6/1/16	$8,470	$6,183,100
		$6,183,100
Insurance — 0.4%
Hub International Holdings, Sr. Notes, 9.00%, 12/15/14(4)	$4,265	$3,220,075
U.S.I. Holdings Corp., Sr. Notes, Variable Rate, 6.679%, 11/15/14(4)	3,265	2,077,356
		$5,297,431
Leisure — 3.0%
HRP Myrtle Beach Capital Corp., Sr. Notes, (PIK), 14.50%, 4/1/14(4)(5)	$5,141	$38,558
HRP Myrtle Beach Operations, LLC/HRP Myrtle Beach Capital Corp., 12.50%, 4/1/13(4)(5)	3,635	727,000

Security	Principal Amount (000's omitted)	Value
Leisure (continued)
HRP Myrtle Beach Operations, LLC/HRP Myrtle Beach Capital Corp., Variable Rate, 0.0%, 4/1/12(4)(5)	$6,665	$3,015,913
Royal Caribbean Cruises, Sr. Notes, 6.875%, 12/1/13	1,225	826,875
Royal Caribbean Cruises, Sr. Notes, 7.00%, 6/15/13	3,135	2,194,500
Royal Caribbean Cruises, Sr. Notes, 7.25%, 6/15/16	805	519,225
Royal Caribbean Cruises, Sr. Notes, 7.25%, 3/15/18	1,620	1,044,900
Universal City Development Partners, Sr. Notes, 11.75%, 4/1/10	14,385	11,543,963
Universal City Florida Holdings, Sr. Notes, 8.375%, 5/1/10	670	499,150
Universal City Florida Holdings, Sr. Notes, Variable Rate, 7.551%, 5/1/10	34,340	25,583,300
		$45,993,384
Metals / Mining — 1.6%
Aleris International, Inc., Sr. Notes, 9.00%, 12/15/14	$12,540	$4,389,000
FMG Finance PTY, Ltd., 10.625%, 9/1/16(4)	16,890	11,654,100
Freeport-McMoran Copper & Gold, Sr. Notes, 8.375%, 4/1/17	9,875	7,762,599
		$23,805,699
Paper — 2.8%
Georgia-Pacific Corp., 9.50%, 12/1/11	$2,970	$$2,554,200
Jefferson Smurfit Corp., Sr. Notes, 7.50%, 6/1/13	1,555	785,275
Jefferson Smurfit Corp., Sr. Notes, 8.25%, 10/1/12	7,510	3,867,650
NewPage Corp., 10.00%, 5/1/12	15,930	10,912,050
NewPage Corp., 12.00%, 5/1/13	13,040	7,758,800
NewPage Corp., Variable Rate, 9.051%, 5/1/12	2,585	1,822,425
Rock-Tenn Co., 9.25%, 3/15/16(4)	620	548,700
Smurfit-Stone Container Enterprises, Inc., Sr. Notes, 8.00%, 3/15/17	16,000	7,920,000
Stone Container Corp., Sr. Notes, 8.375%, 7/1/12	5,955	3,066,825
Verso Paper Holdings, LLC/Verso Paper, Inc., 11.375%, 8/1/16	8,660	3,507,300
		$42,743,225
Publishing / Printing — 0.5%
Dex Media West/Finance, Series B, 9.875%, 8/15/13	$5,422	$2,046,805
Harland Clarke Holdings, 9.50%, 5/15/15	2,080	1,008,800
Reader's Digest Association, Inc. (The), Sr. Sub. Notes, 9.00%, 2/15/17	13,615	3,914,313
Windstream Regatta Holdings, Inc., Sr. Sub. Notes, 11.00%, 12/1/17(4)	1,660	788,500
		$7,758,418

See notes to financial statements

Boston Income Portfolio as of October 31, 2008

PORTFOLIO OF INVESTMENTS CONT'D

Security	Principal Amount (000's omitted)	Value
Railroad — 1.4%
Kansas City Southern Mexico, Sr. Notes, 7.375%, 6/1/14	$2,350	$1,850,625
Kansas City Southern Mexico, Sr. Notes, 7.625%, 12/1/13	8,155	6,422,063
Kansas City Southern Mexico, Sr. Notes, 8.00%, 6/1/15	6,410	5,304,275
TFM SA de C.V., Sr. Notes, 9.375%, 5/1/12	8,830	7,505,500
		$21,082,463
Restaurants — 0.8%
El Pollo Loco, Inc., 11.75%, 11/15/13	$6,910	$5,700,750
NPC International, Inc., 9.50%, 5/1/14	9,840	6,150,000
		$11,850,750
Services — 5.8%
Aramark Services, Inc., 8.50%, 2/1/15	$5,660	$4,867,600
Education Management, LLC, Sr. Notes, 8.75%, 6/1/14	9,960	7,320,600
Education Management, LLC, Sr. Sub. Notes, 10.25%, 6/1/16	13,785	9,580,575
Hertz Corp., 8.875%, 1/1/14	805	591,675
Hertz Corp., 10.50%, 1/1/16	12,845	7,996,013
Laureate Education, Inc., 10.00%, 8/15/15(4)	17,730	12,854,250
Laureate Education, Inc., 11.75%, 8/15/17(4)	8,170	5,433,050
Laureate Education, Inc., (PIK), 10.25%, 8/15/15(4)	15,247	10,390,297
MediMedia USA, Inc., Sr. Sub. Notes, 11.375%, 11/15/14(4)	5,110	4,113,550
Muzak, LLC/Muzak Finance, Sr. Notes, 10.00%, 2/15/09	2,950	2,183,000
Rental Service Corp., 9.50%, 12/1/14	13,155	7,958,775
Ticketmaster, Sr. Notes, 10.75%, 8/1/16(4)	6,385	5,395,325
Travelport, LLC, 9.875%, 9/1/14	8,830	4,238,400
Travelport, LLC, 11.875%, 9/1/16	1,209	489,645
West Corp., 9.50%, 10/15/14	8,310	4,570,500
		$87,983,255
Steel — 0.8%
RathGibson, Inc., Sr. Notes, 11.25%, 2/15/14	$8,245	$5,606,600
Steel Dynamics, Inc., Sr. Notes, 7.375%, 11/1/12	8,365	6,263,294
		$11,869,894

Security	Principal Amount (000's omitted)	Value
Super Retail — 6.7%
GameStop Corp., 8.00%, 10/1/12	$18,700	$17,437,750
General Nutrition Center, Sr. Notes, Variable Rate (PIK), 7.584%, 3/15/14	19,480	12,175,000
General Nutrition Center, Sr. Sub. Notes, 10.75%, 3/15/15	8,870	5,543,750
Neiman Marcus Group, Inc., 9.00%, 10/15/15	16,390	11,309,100
Neiman Marcus Group, Inc., 10.375%, 10/15/15	38,228	25,612,760
Sally Holdings, LLC, 9.25%, 11/15/14	6,340	5,103,700
Sally Holdings, LLC, Sr. Notes, 10.50%, 11/15/16	12,930	9,503,550
Toys "R" Us, 7.375%, 10/15/18	6,460	3,391,500
Yankee Acquisition Corp., Series B, 8.50%, 2/15/15	23,140	13,189,800
		$103,266,910
Technology — 5.2%
Advanced Micro Devices, Inc., Sr. Notes, 7.75%, 11/1/12	$8,614	$5,448,355
Amkor Technologies, Inc., Sr. Notes, 7.125%, 3/15/11	1,470	1,085,963
Amkor Technologies, Inc., Sr. Notes, 7.75%, 5/15/13	1,725	1,075,969
Amkor Technologies, Inc., Sr. Notes, 9.25%, 6/1/16	20,835	12,501,000
Avago Technologies Finance, 10.125%, 12/1/13	3,520	2,974,400
Avago Technologies Finance, 11.875%, 12/1/15	12,640	10,301,600
Ceridian Corp., Sr. Notes, 11.25%, 11/15/15(4)	13,635	8,521,875
First Data Corp., 9.875%, 9/24/15	8,190	5,282,550
Nortel Networks, Ltd., 10.75%, 7/15/16(4)	17,460	9,297,450
SunGard Data Systems, Inc., Sr. Notes, 10.625%, 5/15/15(4)	27,755	23,591,750
		$80,080,912
Telecommunications — 7.1%
Centennial Cellular Operating Co./Centennial Communication Corp., Sr. Notes, 10.125%, 6/15/13	$5,490	$4,886,100
Digicel Group, Ltd., Sr. Notes, 8.875%, 1/15/15(4)	11,936	6,743,840
Digicel Group, Ltd., Sr. Notes, 9.125%, 1/15/15(4)	20,090	11,350,850
Digicel Group, Ltd., Sr. Notes, 9.25%, 9/1/12(4)	8,170	6,413,450
Intelsat Bermuda, Ltd., 11.25%, 6/15/16	24,150	20,769,000
Intelsat Corp., 9.25%, 8/15/14(4)	9,696	8,387,040
Intelsat Jackson Holdings, Ltd., 9.50%, 6/15/16(4)	10,378	8,743,465
Intelsat Subsidiary Holdings Co., Ltd., 8.50%, 1/15/13(4)	10,403	9,102,625
Qwest Communications International, Inc., 7.50%, 2/15/14	8,975	6,215,188
Qwest Corp., Sr. Notes, 7.50%, 10/1/14	2,740	2,123,500
Qwest Corp., Sr. Notes, 7.625%, 6/15/15	3,500	2,695,000
Sprint Capital Corp., 6.875%, 11/15/28	2,580	1,512,337

See notes to financial statements

Boston Income Portfolio as of October 31, 2008

PORTFOLIO OF INVESTMENTS CONT'D

Security	Principal Amount (000's omitted)	Value
Telecommunications (continued)
Telesat Canada/Telesat LLC, Sr. Notes, 11.00%, 11/1/15(4)	$18,995	$11,491,975
Telesat Canada/Telesat LLC, Sr. Notes, 12.50%, 11/1/17(4)	12,665	7,915,625
Windstream Corp., Sr. Notes, 8.125%, 8/1/13	805	666,138
		$109,016,133
Textiles / Apparel — 2.3%
Levi Strauss & Co., Sr. Notes, 8.875%, 4/1/16	$1,610	$1,062,600
Levi Strauss & Co., Sr. Notes, 9.75%, 1/15/15	13,301	9,377,205
Oxford Industries, Inc., Sr. Notes, 8.875%, 6/1/11	13,113	10,818,225
Perry Ellis International, Inc., Sr. Sub. Notes, 8.875%, 9/15/13	10,625	8,234,375
Phillips Van Heusen, Sr. Notes, 8.125%, 5/1/13	2,580	2,231,700
Quiksilver, Inc., 6.875%, 4/15/15	7,400	3,589,000
		$35,313,105
Transportation Ex Air / Rail — 0.4%
CEVA Group, PLC, Sr. Notes, 10.00%, 9/1/14(4)	$8,305	$6,021,125
		$6,021,125
Utilities — 1.9%
AES Corp., Sr. Notes, 8.75%, 5/15/13(4)	$1,572	$1,438,380
AES Eastern Energy, Series 99-A, 9.00%, 1/2/17	2,566	2,309,818
Dynegy Holdings, Inc., Sr. Notes, 7.75%, 6/1/19	8,085	5,457,375
Edison Mission Energy, Sr. Notes, 7.50%, 6/15/13	915	775,463
NGC Corp., 7.625%, 10/15/26	7,090	3,225,950
NRG Energy, Inc., 7.25%, 2/1/14	1,100	965,250
NRG Energy, Inc., 7.375%, 1/15/17	9,195	7,976,663
NRG Energy, Inc., Sr. Notes, 7.375%, 2/1/16	2,380	2,058,700
Orion Power Holdings, Inc., Sr. Notes, 12.00%, 5/1/10	4,815	4,670,550
Reliant Energy, Inc., Sr. Notes, 7.625%, 6/15/14	785	608,375
		$29,486,524
Total Corporate Bonds & Notes (identified cost $1,776,698,542)		$1,249,037,523
Common Stocks — 0.6%
Security	Shares	Value
Chemicals — 0.0%
Texas Petrochemicals, Inc.(6)	6,078	$88,131
		$88,131

Security	Shares	Value
Gaming — 0.2%
Fontainebleau Equity Holdings, Class A(7)(8)	301,724	$2,564,654
Shreveport Gaming Holdings, Inc.(6)(7)	3,597	58,991
		$2,623,645
Leisure — 0.0%
HRP, Class B(4)(6)(7)	3,730	$0
		$0
Super Retail — 0.4%
GameStop Corp., Class A(6)	183,533	$5,026,969
GNC Acquisition Holdings, Class A(7)(8)	204,221	867,939
		$5,894,908
Total Common Stocks (identified cost $14,429,193)		$8,606,684
Convertible Preferred Stocks — 0.6%
Security	Shares	Value
Energy — 0.4%
Chesapeake Energy Corp., 4.50%	80,133	$4,967,445
Chesapeake Energy Corp., 5.00%(4)	9,586	651,848
		$5,619,293
Telecommunications — 0.2%
Crown Castle International Corp. (PIK), 6.25%	85,673	$3,207,383
		$3,207,383
Total Convertible Preferred Stocks (identified cost $12,778,160)		$8,826,676
Preferred Stocks — 0.2%
Security	Shares/Units	Value
Gaming — 0.2%
Fontainebleau Resorts LLC (PIK)(7)(8)	8,165	$2,188,241
		$2,188,241

See notes to financial statements

Boston Income Portfolio as of October 31, 2008

PORTFOLIO OF INVESTMENTS CONT'D

Security	Shares	Value
Super Retail — 0.0%
GNC Acquisition Holdings(7)(8)	69,779	$183,519
		$183,519
Total Preferred Stocks (identified cost $8,513,975)		$2,371,760
Miscellaneous — 0.0%
Security	Shares/Units	Value
Cable / Satellite TV — 0.0%
Adelphia, Inc., Escrow Certificate(6)	10,260,000	$307,800
Adelphia, Inc., Escrow Certificate(6)	5,085,000	152,550
Adelphia Recovery Trust(6)	14,818,854	296,377
		$756,727
Utilities — 0.0%
Mirant Corp., Escrow Certificate(6)(7)(8)	2,205,000	$221
Mirant Corp., Escrow Certificate(6)(7)(8)	4,900,000	490
		$711
Total Miscellaneous (identified cost $13,800,475)		$757,438
Warrants — 0.0%
Security	Shares	Value
Consumer Products — 0.0%
HF Holdings, Inc., Exp. 9/27/09(6)(7)	3,400	$0
		$0
Gaming — 0.0%
Peninsula Gaming LLC, Convertible Preferred Membership Interests, Exp. 9/27/09(6)(7)(8)	6,338	$616,668
		$616,668
Total Warrants (identified cost $182,579)		$616,668

Short-Term Investments — 8.6%
Description	Interest (000's omitted)	Value
Cash Management Portfolio, 1.90%(9)	$131,578	$131,577,815
Total Short-Term Investments (identified cost $131,577,815)		$131,577,815
Total Investments — 100.8% (identified cost $2,145,071,997)		$1,543,170,196
Less Unfunded Loan Commitments — (0.0)%		$(201,432)
Net Investments — 100.8% (identified cost $2,144,870,565)		$1,542,968,764
Other Assets, Less Liabilities — (0.8)%		$(11,629,408)
Net Assets — 100.0%		$1,531,339,356

DIP - Debtor in Possession

PIK - Payment In Kind.

(1)  Senior floating-rate interests (Senior Loans) often require prepayments from excess cash flows or permit the borrowers to repay at their election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. However, Senior Loans will have an expected average life of approximately two to four years. The stated interest rate represents the weighted average interest rate of all contracts within the senior loan facility. Senior Loans typically have rates of interest which are redetermined either daily, monthly, quarterly or semi-annually by reference to a base lending rate, plus a premium. These base rates are primarily the London-Interbank Offered Rate ("LIBOR"), and secondarily the prime rate offered by one or more major United States banks (the "Prime Rate") and the certificate of deposit ("CD") rate or other base lending rates used by commercial lenders.

(2)  This Senior Loan will settle after October 31, 2008, at which time the interest rate will be determined.

(3)  Unfunded or partially unfunded loan commitments. See Note 1F for description.

(4)  Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At October 31, 2008, the aggregate value of the securities is $332,875,619 or 21.7% of the Portfolio's net assets.

(5)  Defaulted security.

(6)  Non-income producing security.

(7)  Security valued at fair value using methods determined in good faith by or at the direction of the Trustees.

(8)  Restricted security.

(9)  Affiliated investment company available to Eaton Vance portfolios and funds which invests in high quality, U.S. dollar denominated money market instruments. The rate shown is the annualized seven-day yield as of October 31, 2008.

See notes to financial statements

Boston Income Portfolio as of October 31, 2008

FINANCIAL STATEMENTS

Statement of Assets and Liabilities

As of October 31, 2008

Assets
Unaffiliated investments, at value (identified cost, $2,013,292,750)	$1,411,390,949
Affiliated investment, at value (identified cost, $131,577,815)	131,577,815
Cash	169,649
Restricted cash*	11,495,000
Receivable for investments sold	4,022,450
Dividends and interest receivable	48,911,208
Interest receivable from affiliated investment	170,455
Receivable for open swap contracts	16,123
Total assets	$1,607,753,649
Liabilities
Payable for investments purchased	$62,061,234
Payable for closed swap contracts, net	2,532,187
Payable to affiliate for investment adviser fee	802,507
Payable to affiliate for Trustees' fees	4,517
Payable for open swap contracts	8,901,479
Premium received on swap contracts	1,894,500
Accrued expenses	217,869
Total liabilities	$76,414,293
Net Assets applicable to investors' interest in Portfolio	$1,531,339,356
Sources of Net Assets
Net proceeds from capital contributions and withdrawals	$2,142,126,513
Net unrealized depreciation	(610,787,157)
Total	$1,531,339,356

* Represents restricted cash on deposit at the custodian as collateral for open swap contracts.

Statement of Operations

For the Year Ended
October 31, 2008

Investment Income
Interest and other income	$175,097,948
Dividends	808,244
Interest income allocated from affiliated investment	4,014,796
Expenses allocated from affiliated investment	(572,145)
Total investment income	$179,348,843
Expenses
Investment adviser fee	$11,117,931
Trustees' fees and expenses	44,927
Custodian fee	385,239
Legal and accounting services	118,415
Miscellaneous	44,330
Total expenses	$11,710,842
Deduct — Reduction of custodian fee	$114
Total expense reductions	$114
Net expenses	$11,710,728
Net investment income	$167,638,115
Realized and Unrealized Gain (Loss)
Net realized gain (loss) — Investment transactions	$(97,929,295)
Swap contracts	3,351,845
Net realized loss	$(94,577,450)
Change in unrealized appreciation (depreciation) — Investments	$(586,824,447)
Swap contracts	(10,478,892)
Net change in unrealized appreciation (depreciation)	$(597,303,339)
Net realized and unrealized loss	$(691,880,789)
Net decrease in net assets from operations	$(524,242,674)

See notes to financial statements

Boston Income Portfolio as of October 31, 2008

FINANCIAL STATEMENTS CONT'D

Statements of Changes in Net Assets

Increase (Decrease) in Net Assets	Year Ended October 31, 2008	Year Ended October 31, 2007
From operations — Net investment income	$167,638,115	$159,859,263
Net realized gain (loss) from investment transactions, swap contracts and foreign currency transactions	(94,577,450)	31,309,856
Net change in unrealized appreciation (depreciation) from investments and swap contracts	(597,303,339)	(63,443,920)
Net increase (decrease) in net assets from operations	$(524,242,674)	$127,725,199
Capital transactions — Contributions	$700,585,865	$618,807,755
Withdrawals	(683,481,633)	(582,868,093)
Net increase in net assets from capital transactions	$17,104,232	$35,939,662
Net increase (decrease) in net assets	$(507,138,442)	$163,664,861
Net Assets
At beginning of year	$2,038,477,798	$1,874,812,937
At end of year	$1,531,339,356	$2,038,477,798

See notes to financial statements

Boston Income Portfolio as of October 31, 2008

FINANCIAL STATEMENTS CONT'D

Supplementary Data

	Year Ended October 31,				Period Ended		Year Ended
	2008	2007	2006	2005	October 31, 2004(1)		September 30, 2004
Ratios/Supplemental Data
Ratios (As a percentage of average daily net assets):
Expenses before custodian fee reduction(2)(3)	0.65%	0.62%	0.66%	0.65%	0.66	%(4)	0.66%
Net investment income	8.92%	7.91%	7.85%	7.71%	7.29	%(4)	8.29%
Portfolio Turnover	54%	84%	68%	71%	5	%(5)	79%
Total Return	(25.45)%	6.65%	11.10%	5.80%	1.82	%(5)	13.28%
Net assets, end of period (000's omitted)	$1,531,339	$2,038,478	$1,874,813	$1,686,172	$1,719,431		$1,669,254

(1)  For the one-month period ended October 31, 2004. The Portfolio changed its fiscal year-end from September 30 to October 31.

(2)  The investment adviser waived a portion of its investment advisory fee (equal to less than 0.01% of average daily net assets for the years ended October 31, 2006 and 2005, the period ended October 31, 2004 and the year ended September 30, 2004, respectively).

(3)  Excludes the effect of custody fee credits, if any, of less than 0.005%.

(4)  Annualized.

(5)  Not annualized.

See notes to financial statements

Boston Income Portfolio as of October 31, 2008

NOTES TO FINANCIAL STATEMENTS

1  Significant Accounting Policies

Boston Income Portfolio (the Portfolio) is a New York trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as a diversified, open-end management investment company. The Portfolio's investment objective is to provide as much current income as possible. The Portfolio also seeks reasonable preservation of capital to the extent attainable from such investments, and growth of income and capital as secondary objectives. The Declaration of Trust permits the Trustees to issue interests in the Portfolio. At October 31, 2008, Eaton Vance Income Fund of Boston, Eaton Vance Diversified Income Fund, Eaton Vance Capital & Income Strategies Fund, Eaton Vance Strategic Income Fund and Eaton Vance Medallion Strategic Income Fund held an interest of 92.9%, 6.1%, 0.3%, 0.6% and 0.1%, respectively, in the Portfolio.

The following is a summary of significant accounting policies of the Portfolio. The policies are in conformity with accounting principles generally accepted in the United States of America.

A  Investment Valuation — Debt obligations, including listed securities and securities for which quotations are available, will normally be valued on the basis of market quotations provided by independent pricing services. The pricing services consider various factors relating to bonds and/or market transactions to determine market value. Short-term debt securities with a remaining maturity of sixty days or less are valued at amortized cost, which approximates market value. If short-term debt securities are acquired with a remaining maturity of more than sixty days, they will be valued by a pricing service. Equity securities listed on a U.S. securities exchange generally are valued at the last sale price on the day of valuation or, if no sales took place on such date, at the mean between the closing bid and asked prices therefore on the exchange where such securities are principally traded. Equity securities listed on the NASDAQ Global or Global Select Market generally are valued at the NASDAQ official closing price. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and asked prices or, in the case of preferred equity securities that are not listed or traded in the over-the-counter market, by an independent pricing service. Interests in senior floating-rate loans (Senior Loans) for which reliable market quotations are readily available are valued generally at the average mean of bid and ask quotations obtained from an independent pricing service. Other Senior Loans are valued at fair value by the investment adviser under procedures approved by the Trustees. In fair valuing a Senior Loan, the investment adviser utilizes one or more of the following valuation techniques: (i) a matrix pricing approach that considers the yield on the Senior Loan relative to yields on other loan interests issued by companies of comparable credit quality; (ii) a comparison of the value of the borrower's outstanding equity and debt to that of comparable public companies; (iii) a discounted cash flow analysis; or (iv) when the investment adviser believes it is likely that a borrower will be liquidated or sold, an analysis of the terms of such liquidation or sale. In certain cases, the investment adviser will use a combination of analytical methods to determine fair value, such as when only a portion of a borrower's assets are likely to be sold. In conducting its assessment and analyses for purposes of determining fair value of a Senior Loan, the investment adviser will use its discretion and judgment in considering and appraising relevant factors. Fair value determinations are made by the portfolio managers of the Portfolio based on information available to such managers. The portfolio managers of other funds managed by the investment adviser that invest in Senior Loans may not possess the same information about a Senior Loan borrower as the portfolio managers of the Portfolio. At times, the fair value of a Senior Loan determined by the portfolio managers of other funds managed by the investment adviser that invest in Senior Loans may vary from the fair value of the same Senior Loan determined by the portfolio managers of the Portfolio. The fair value of each Senior Loan is periodically reviewed and approved by the investment adviser's Valuation Committee and by the Trustees based upon procedures approved by the Trustees. Junior Loans are valued in the same manner as Senior Loans. Credit default swaps are valued by a broker-dealer (usually the counterparty to the agreement). Investments for which valuations or market quotations are not readily available are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Portfolio considering relevant factors, data and information including the market value of freely tradable securities of the same class in the principal market on which such securities are normally traded.

The Portfolio may invest in Cash Management Portfolio (Cash Management), an affiliated investment company managed by Boston Management and Research (BMR), a subsidiary of Eaton Vance Management (EVM). Cash Management values its investment securities utilizing the amortized cost valuation technique permitted by Rule 2a-7 of the 1940 Act, pursuant to which Cash Management must comply with certain conditions. This technique involves initially valuing a portfolio security at its cost and thereafter assuming a constant amortization to maturity of any discount or premium. If amortized cost is determined not to approximate fair value, Cash Management may value its investment securities based on available market quotations provided by a pricing service.

Boston Income Portfolio as of October 31, 2008

NOTES TO FINANCIAL STATEMENTS CONT'D

B  Investment Transactions — Investment transactions for financial statement purposes are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost.

C  Income — Interest income is recorded on the basis of interest accrued, adjusted for amortization of premium or accretion of discount. Fees associated with loan amendments are recognized immediately. Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities.

D  Federal Taxes — The Portfolio has elected to be treated as a partnership for federal tax purposes. No provision is made by the Portfolio for federal or state taxes on any taxable income of the Portfolio because each investor in the Portfolio is ultimately responsible for the payment of any taxes on its share of taxable income. Since at least one of the Portfolio's investors is a regulated investment company that invests all or substantially all of its assets in the Portfolio, the Portfolio normally must satisfy the applicable source of income and diversification requirements (under the Internal Revenue Code) in order for its investors to satisfy them. The Portfolio will allocate, at least annually among its investors, each investor's distributive share of the Portfolio's net investment income, net realized capital gains and any other items of income, gain, loss, deduction or credit.

As of October 31, 2008, the Portfolio had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. Each of the Portfolio's federal tax returns filed in the 3-year period ended October 31, 2008 remains subject to examination by the Internal Revenue Service.

E  Expense Reduction — State Street Bank and Trust Company (SSBT) serves as custodian of the Portfolio. Pursuant to the custodian agreement, SSBT receives a fee reduced by credits, which are determined based on the average daily cash balance the Portfolio maintains with SSBT. All credit balances, if any, used to reduce the Portfolio's custodian fees are reported as a reduction of expenses in the Statement of Operations.

F  Unfunded Loan Commitments — The Portfolio may enter into certain credit agreements all or a portion of which may be unfunded. The Portfolio is obligated to fund these commitments at the borrower's discretion. These commitments are disclosed in the accompanying Portfolio of Investments.

G  Use of Estimates — The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

H  Indemnifications — Under the Portfolio's organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Portfolio. Interestholders in the Portfolio are jointly and severally liable for the liabilities and obligations of the Portfolio in the event that the Portfolio fails to satisfy such liabilities and obligations; provided, however, that, to the extent assets are available in the Portfolio, the Portfolio may, under certain circumstances, indemnify interestholders from and against any claim or liability to which such holder may become subject by reason of being or having been an interestholder in the Portfolio. Additionally, in the normal course of business, the Portfolio enters into agreements with service providers that may contain indemnification clauses. The Portfolio's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred.

I  Credit Default Swaps — The Portfolio may enter into credit default swap contracts to buy or sell protection against default on an individual issuer or a basket of issuers of bonds. When the Portfolio is the buyer of a credit default swap contract, the Portfolio is entitled to receive the par (or other agreed-upon) value of a referenced debt obligation (or basket of debt obligations) from the counterparty to the contract in the event of default by a third party, such as a U.S. or foreign corporate issuer, on the debt obligation. In return, the Portfolio pays the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, the Portfolio would have spent the stream of payments and received no benefits from the contract. When the Portfolio is the seller of a credit default swap contract, it receives the stream of payments, but is obligated to pay upon default of the referenced debt obligation. As the seller, the Portfolio effectively adds leverage to its portfolio because, in addition to its total net assets, the Portfolio is subject to investment exposure on the notional amount of the swap. The interest fee paid or received on the swap contract, which is based on a specified interest rate on a fixed notional amount, is accrued daily as a component of unrealized appreciation (depreciation) and is recorded as realized gain upon receipt or realized loss upon payment. The Portfolio also records an

Boston Income Portfolio as of October 31, 2008

NOTES TO FINANCIAL STATEMENTS CONT'D

increase or decrease to unrealized appreciation (depreciation) in an amount equal to the daily valuation. Up-front payments or receipts, if any, are recorded as other assets or other liabilities, respectively, and amortized over the life of the swap contract as realized gains or losses. The Portfolio segregates assets in the form of cash and cash equivalents in an amount equal to the aggregate market value of the credit default swaps of which it is the seller, marked to market on a daily basis. These transactions involve certain risks, including the risk that the seller may be unable to fulfill the transaction.

2  Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by BMR as compensation for investment advisory services rendered to the Portfolio. Pursuant to the investment advisory agreement, and subsequent fee reduction agreements between the Portfolio and BMR, the fee is computed at an annual rate of 0.625% of the Portfolio's average daily net assets up to $1.5 billion, 0.60% from $1.5 billion up to $2 billion, 0.575% from $2 billion up to $5 billion, and 0.555% of average daily net assets of $5 billion or more, and is payble monthly. The fee reductions cannot be terminated without the consent of the Trustees and shareholders. The portion of the adviser fee payable by Cash Management on the Portfolio's investment of cash therein is credited against the Portfolio's adviser fee. For the year ended October 31, 2008, the Portfolio's adviser fee totaled $11,663,477 of which $545,546 was allocated from Cash Management and $11,117,931 was paid or accrued directly by the Portfolio. For the year ended October 31, 2008, the Portfolio's adviser fee, including the portion allocated from Cash Management, was 0.62% of the Portfolio's average daily net assets.

Except for Trustees of the Portfolio who are not members of EVM's or BMR's organizations, officers and Trustees receive remuneration for their services to the Portfolio out of the investment adviser fee. Trustees of the Portfolio who are not affiliated with the investment adviser may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the year ended October 31, 2008, no significant amounts have been deferred. Certain officers and Trustees of the Portfolio are officers of the above organizations.

3  Purchases and Sales of Investments

Purchases and sales of investments, other than short-term obligations, and including maturities and principal repayments on Senior Loans, aggregated $1,126,649,310 and $932,431,233, respectively, for the year ended October 31, 2008.

4  Federal Income Tax Basis of Investments

The cost and unrealized appreciation (depreciation) of investments of the Portfolio at October 31, 2008, as determined on a federal income tax basis, were as follows:

Aggregate cost	$2,147,684,536
Gross unrealized appreciation	$2,387,885
Gross unrealized depreciation	(607,103,657)
Net unrealized depreciation	$(604,715,772)

5  Restricted Securities

At October 31, 2008, the Portfolio owned the following securities (representing 0.4% of net assets) which were restricted as to public resale and not registered under the Securities Act of 1933 (excluding Rule 144A securities). The Portfolio has various registration rights (exercisable under a variety of circumstances) with respect to these securities. The value of these securities is determined based on valuations provided by brokers when available, or if not available, they are valued at fair value using methods determined in good faith by or at the direction of the Trustees.

Description	Date of Acquisition	Shares/Units	Cost		Value
Stocks, Miscellaneous and Warrants
GNC Acquisition Holdings, Class A	3/15/07	204,221	$1,021,105		$867,939
GNC Acquisition Holdings, Preferred	3/15/07	69,779	348,895		183,519
Fontainebleau Equity Holdings, Class A	6/1/07	301,724	3,620,688		2,564,654
Fontainebleau Resorts LLC (PIK), Preferred	6/1/07	8,165	8,165,080		2,188,241
Mirant Corp., Escrow Certificate	1/5/06	2,205,000	0	(1)	221
Mirant Corp., Escrow Certificate	1/5/06	4,900,000	0	(1)	490
Peninsula Gaming LLC, Convertible Preferred Membership Interests, Exp. 9/27/09	7/8/99	6,338	0	(1)	616,668
Total Restricted Securities			$13,155,768		$6,421,732

(1)  Less than $0.50.

Boston Income Portfolio as of October 31, 2008

NOTES TO FINANCIAL STATEMENTS CONT'D

6  Financial Instruments

The Portfolio may trade in financial instruments with off-balance sheet risk in the normal course of its investing activities. These financial instruments may include swap contracts and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. The notional or contractual amounts of these instruments represent the investment the Portfolio has in particular classes of financial instruments and does not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered.

A summary of obligations under these financial instruments at October 31, 2008 is as follows:

Credit Default Swaps

Counterparty	Reference Entity	Buy/ Sell	Notional Amount (000s omitted)	Pay/ Receive Annual Fixed Rate	Termination Date	Net Unrealized Appreciation (Depreciation)
Bank of America	First
	Data Corp.,	Sell	$3,475	3.20%	12/20/09	$(118,743)
Citigroup, Inc.	First Data Corp.,	Sell	6,950	3.20	12/20/09	(237,487)
	First Data Corp.,	Sell	6,950	3.55	12/20/09	(208,653)
	General Motors Corp.	Sell	6,000	5.00	9/20/09	(1,579,849)
	Nortel Networks Corp.	Sell	10,000	5.00	12/20/09	(493,011)
	Nortel Networks Corp.	Sell	5,000	5.00	12/10/10	(302,058)
Goldman Sachs	General
Capital	Motors Corp.	Sell	3,400	7.25	9/20/10	(1,382,582)
Markets L.P.
JPMorgan Chase Bank	AMD AMD	Sell Sell	3,500 3,500	6.50 6.40	12/20/12 12/20/12	(1,327,230) (1,333,700)
	Ford Motor
	Corp.	Sell	6,800	8.50	3/20/10	(1,211,877)
Morgan Stanley	Intelsat Ltd.	Sell	7,060	3.75	12/20/08	16,123
Capital Services,
Inc.
RBS Greenwich Capital	First Data Corp.	Sell	6,960	3.95	12/20/10	(468,572)
	First Data
	Corp.	Sell	3,480	3.90	12/20/10	(237,717)
						$(8,885,356)

At October 31, 2008, the Portfolio had sufficient cash and/or securities to cover commitments under these contracts.

7  Line of Credit

The Portfolio participates with other portfolios and funds managed by EVM and its affiliates in a $450 million unsecured line of credit agreement with a group of banks. Borrowings are made by the Portfolio solely to facilitate the handling of unusual and/or unanticipated short-term cash requirements. Interest is charged to the Portfolio based on its borrowings at an amount above either the Eurodollar rate or Federal Funds rate. In addition, a fee computed at an annual rate of 0.10% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. The Portfolio did not have any significant borrowings or allocated fees during the year ended October 31, 2008.

8  Concentration of Portfolio Credit Risk

The Portfolio regularly invests in lower rated and comparable quality unrated high yield securities. These investments have different risks than investments in debt securities rated investment grade and held by the Portfolio. Risk of loss upon default by the borrower is significantly greater with respect to such debt than with other debt securities because these securities are generally unsecured and are more sensitive to adverse economic conditions, such as recession or increasing interest rates, than are investment grade issuers.

9  Recently Issued Accounting Pronouncements

In September 2006, the Financial Accounting Standards Board (FASB) issued Statement of Financial Accounting Standards No. 157 (FAS 157), "Fair Value Measurements". FAS 157 defines fair value, establishes a framework for measuring fair value in accordance with accounting principles generally accepted in the United States of America and expands disclosure about fair value measurements. FAS 157 is effective for fiscal years beginning after November 15, 2007. As of October 31, 2008, management does not believe the adoption of FAS 157 will impact the amounts reported in the financial statements; however, additional disclosures may be required about the inputs used to develop the measurements of fair value and the effect of certain of the measurements on changes in net assets for the period.

In March 2008, the FASB issued Statement of Financial Accounting Standards No. 161 (FAS 161), "Disclosures about Derivative Instruments and Hedging Activities". FAS 161 requires enhanced disclosures about an entity's derivative and hedging activities, including qualitative disclosures about the objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of and

Boston Income Portfolio as of October 31, 2008

NOTES TO FINANCIAL STATEMENTS CONT'D

gains and losses on derivative instruments, and disclosures about credit-risk related contingent features in derivative instruments. FAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008. Management is currently evaluating the impact the adoption of FAS 161 will have on the Portfolio's financial statement disclosures.

Boston Income Portfolio as of October 31, 2008

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees and the Investors of Boston Income Portfolio:

We have audited the accompanying statement of assets and liabilities of Boston Income Portfolio (the "Portfolio"), including the portfolio of investments, as of October 31, 2008, the related statements of operations for the year then ended, and the statements of changes in net assets and supplementary data for each of the two years in the period then ended. These financial statements and supplementary data are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and supplementary data based on our audits. The supplementary data for the year ended October 31, 2006 and all prior periods presented were audited by other auditors. Those auditors expressed an unqualified opinion on those supplementary data in their report dated December 27, 2006.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and supplementary data are free of material misstatement. The Portfolio is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities and senior loans owned as of October 31, 2008, by correspondence with the custodian, brokers, and selling or agent banks; where replies were not received from brokers and selling or agent banks, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and supplementary data referred to above present fairly, in all material respects, the financial position of Boston Income Portfolio as of October 31, 2008, the results of its operations for the year then ended, and the changes in its net assets and supplementary data for each of the two years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Boston, Massachusetts
December 18, 2008

Eaton Vance Income Fund of Boston
Boston Income Portfolio

SPECIAL MEETING OF SHAREHOLDERS (Unaudited)

Eaton Vance Income Fund of Boston

The Fund held a Special Meeting of Shareholders on November 14, 2008 to elect Trustees. The results of the vote were as follows:

	Number of Shares
Nominee for Trustee	For	Withheld
Benjamin C. Esty	275,163,413	3,565,509
Thomas E. Faust Jr.	275,151,187	3,577,735
Allen R. Freedman	275,143,328	3,585,594
William H. Park	275,177,996	3,550,926
Ronald A. Pearlman	275,135,526	3,593,396
Helen Frame Peters	275,123,127	3,605,795
Heidi L. Steiger	275,167,193	3,561,729
Lynn A. Stout	275,167,681	3,561,241
Ralph F. Verni	275,174,778	3,554,144

Each nominee was also elected a Trustee of Boston Income Portfolio.

Boston Income Portfolio

The Portfolio held a Special Meeting of Interestholders on November 14, 2008 to elect Trustees. The results of the vote were as follows:

	Interest in the Portfolio
Nominee for Trustee	For	Withheld
Benjamin C. Esty	99%	1%
Thomas E. Faust Jr.	99%	1%
Allen R. Freedman	99%	1%
William H. Park	99%	1%
Ronald A. Pearlman	99%	1%
Helen Frame Peters	99%	1%
Heidi L. Steiger	99%	1%
Lynn A. Stout	99%	1%
Ralph F. Verni	99%	1%

Results are rounded to the nearest whole number.

Eaton Vance Income Fund of Boston

BOARD OF TRUSTEES' ANNUAL APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT

Overview of the Contract Review Process

The Investment Company Act of 1940, as amended (the "1940 Act"), provides, in substance, that each investment advisory agreement between a fund and its investment adviser will continue in effect from year to year only if its continuance is approved at least annually by the fund's board of trustees, including by a vote of a majority of the trustees who are not "interested persons" of the fund ("Independent Trustees"), cast in person at a meeting called for the purpose of considering such approval.

At a meeting of the Boards of Trustees (each a "Board") of the Eaton Vance group of mutual funds (the "Eaton Vance Funds") held on April 21, 2008, the Board, including a majority of the Independent Trustees, voted to approve continuation of existing advisory and sub-advisory agreements for the Eaton Vance Funds for an additional one-year period. In voting its approval, the Board relied upon the affirmative recommendation of the Contract Review Committee of the Board (formerly the Special Committee), which is a committee comprised exclusively of Independent Trustees. Prior to making its recommendation, the Contract Review Committee reviewed information furnished for a series of meetings of the Contract Review Committee held in February, March and April 2008. Such information included, among other things, the following:

Information about Fees, Performance and Expenses

•  An independent report comparing the advisory and related fees paid by each fund with fees paid by comparable funds;

•  An independent report comparing each fund's total expense ratio and its components to comparable funds;

•  An independent report comparing the investment performance of each fund to the investment performance of comparable funds over various time periods;

•  Data regarding investment performance in comparison to relevant peer groups of funds and appropriate indices;

•  Comparative information concerning fees charged by each adviser for managing other mutual funds and institutional accounts using investment strategies and techniques similar to those used in managing the fund;

•  Profitability analyses for each adviser with respect to each fund;

Information about Portfolio Management

•  Descriptions of the investment management services provided to each fund, including the investment strategies and processes employed, and any changes in portfolio management processes and personnel;

•  Information concerning the allocation of brokerage and the benefits received by each adviser as a result of brokerage allocation, including information concerning the acquisition of research through "soft dollar" benefits received in connection with the funds' brokerage, and the implementation of a soft dollar reimbursement program established with respect to the funds;

•  Data relating to portfolio turnover rates of each fund;

•  The procedures and processes used to determine the fair value of fund assets and actions taken to monitor and test the effectiveness of such procedures and processes;

Information about each Adviser

•  Reports detailing the financial results and condition of each adviser;

•  Descriptions of the qualifications, education and experience of the individual investment professionals whose responsibilities include portfolio management and investment research for the funds, and information relating to their compensation and responsibilities with respect to managing other mutual funds and investment accounts;

•  Copies of the Codes of Ethics of each adviser and its affiliates, together with information relating to compliance with and the administration of such codes;

•  Copies of or descriptions of each adviser's proxy voting policies and procedures;

•  Information concerning the resources devoted to compliance efforts undertaken by each adviser and its affiliates on behalf of the funds (including descriptions of various compliance programs) and their record of compliance with investment policies and restrictions, including policies with respect to market-timing, late trading and selective portfolio disclosure, and with policies on personal securities transactions;

•  Descriptions of the business continuity and disaster recovery plans of each adviser and its affiliates;

Other Relevant Information

•  Information concerning the nature, cost and character of the administrative and other non-investment management services provided by Eaton Vance Management and its affiliates;

•  Information concerning management of the relationship with the custodian, subcustodians and fund accountants by each adviser or the funds' administrator; and

•  The terms of each advisory agreement.

Eaton Vance Income Fund of Boston

BOARD OF TRUSTEES' ANNUAL APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT CONT'D

In addition to the information identified above, the Contract Review Committee considered information provided from time to time by each adviser throughout the year at meetings of the Board and its committees. Over the course of the twelve-month period ended April 30, 2008, the Board met eleven times and the Contract Review Committee, the Audit Committee and the Governance Committee, each of which is a Committee comprised solely of Independent Trustees, met twelve, seven and five times, respectively. At such meetings, the Trustees received, among other things, presentations by the portfolio managers and other investment professionals of each adviser relating to the investment performance of each fund and the investment strategies used in pursuing the fund's investment objective. The Portfolio Management Committee and the Compliance Reports and Regulatory Matters Committee are newly established and did not meet during the twelve-month period ended April 30, 2008.

For funds that invest through one or more underlying portfolios, the Board considered similar information about the portfolio(s) when considering the approval of advisory agreements. In addition, in cases where the fund's investment adviser has engaged a sub-adviser, the Board considered similar information about the sub-adviser when considering the approval of any sub-advisory agreement.

The Contract Review Committee was assisted throughout the contract review process by Goodwin Procter LLP, legal counsel for the Independent Trustees. The members of the Contract Review Committee relied upon the advice of such counsel and their own business judgment in determining the material factors to be considered in evaluating each advisory and sub-advisory agreement and the weight to be given to each such factor. The conclusions reached with respect to each advisory and sub-advisory agreement were based on a comprehensive evaluation of all the information provided and not any single factor. Moreover, each member of the Contract Review Committee may have placed varying emphasis on particular factors in reaching conclusions with respect to each advisory and sub-advisory agreement.

Results of the Process

Based on its consideration of the foregoing, and such other information as it deemed relevant, including the factors and conclusions described below, the Contract Review Committee concluded that the continuance of the investment advisory agreement of the Boston Income Portfolio, the portfolio in which the Eaton Vance Income Fund of Boston (the "Fund") invests (the "Portfolio"), with Boston Management and Research (the "Adviser"), including the fee structure, is in the interests of shareholders and, therefore, the Contract Review Committee recommended to the Board approval of the agreement. The Board accepted the recommendation of the Contract Review Committee as well as the factors considered and conclusions reached by the Contract Review Committee with respect to the agreement. Accordingly, the Board, including a majority of the Independent Trustees, voted to approve continuation of the investment advisory agreement for the Portfolio.

Nature, Extent and Quality of Services

In considering whether to approve the investment advisory agreement of the Portfolio, the Board evaluated the nature, extent and quality of services provided to the Portfolio by the Adviser.

The Board considered the Adviser's management capabilities and investment process with respect to the types of investments held by the Portfolio, including the education, experience and number of its investment professionals and other personnel who provide portfolio management, investment research, and similar services to the Portfolio. In particular, the Board evaluated the abilities and experience of such investment personnel in analyzing special considerations relevant to investing in high-yield debt. The Board also took into account the resources dedicated to portfolio management and other services, including the compensation paid to recruit and retain investment personnel, and the time and attention devoted to the Portfolio by senior management.

The Board also reviewed the compliance programs of the Adviser and relevant affiliates thereof. Among other matters, the Board considered compliance and reporting matters relating to personal trading by investment personnel, selective disclosure of portfolio holdings, late trading, frequent trading, portfolio valuation, business continuity and the allocation of investment opportunities. The Board also evaluated the responses of the Adviser and its affiliates to requests from regulatory authorities such as the Securities and Exchange Commission.

The Board considered shareholder and other administrative services provided or managed by Eaton Vance Management and its affiliates, including transfer agency and accounting services. The Board evaluated the benefits to shareholders of investing in a fund that is a part of a large family of funds, including the ability, in many cases, to exchange an investment among different funds without incurring additional sales charges.

After consideration of the foregoing factors, among others, the Board concluded that the nature, extent and quality of services provided by the Adviser, taken as a whole, are appropriate and consistent with the terms of the investment advisory agreement.

Eaton Vance Income Fund of Boston

BOARD OF TRUSTEES' ANNUAL APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT CONT'D

Fund Performance

The Board compared the Fund's investment performance to a relevant universe of similarly managed funds identified by an independent data provider and appropriate benchmark indices. The Board reviewed comparative performance data for the one-, three-, five- and ten-year periods ended September 30, 2007 for the Fund. The Board concluded that the performance of the Fund was satisfactory.

Management Fees and Expenses

The Board reviewed contractual investment advisory fee rates, including any administrative fee rates, payable by the Portfolio and the Fund (referred to as "management fees"). As part of its review, the Board considered the management fees and the Fund's total expense ratio for the year ended September 30, 2007, as compared to a group of similarly managed funds selected by an independent data provider.

After reviewing the foregoing information, and in light of the nature, extent and quality of the services provided by the Adviser, the Board concluded that the management fees charged for advisory and related services and the Fund's total expense ratio are reasonable.

Profitability

The Board reviewed the level of profits realized by the Adviser and relevant affiliates thereof in providing investment advisory and administrative services to the Fund, the Portfolio and to all Eaton Vance Funds as a group. The Board considered the level of profits realized without regard to revenue sharing or other payments by the Adviser and its affiliates to third parties in respect of distribution services. The Board also considered other direct or indirect benefits received by the Adviser and its affiliates in connection with its relationship with the Fund and the Portfolio.

The Board concluded that, in light of the foregoing factors and the nature, extent and quality of the services rendered, the profits realized by the Adviser and its affiliates are reasonable.

Economies of Scale

In reviewing management fees and profitability, the Board also considered the extent to which the Adviser and its affiliates, on the one hand, and the Fund, on the other hand, can expect to realize benefits from economies of scale as the assets of the Fund and Portfolio increase. The Board acknowledged the difficulty in accurately measuring the benefits resulting from the economies of scale with respect to the management of any specific fund or group of funds. The Board reviewed data summarizing the increases and decreases in the assets of the Fund and of all Eaton Vance Funds as a group over various time periods, and evaluated the extent to which the total expense ratio of the Fund and the profitability of the Adviser and its affiliates may have been affected by such increases or decreases. Based upon the foregoing, the Board concluded that the benefits from economies of scale are currently being shared equitably by the Adviser and its affiliates and the Fund. The Board also concluded that, assuming reasonably foreseeable increases in the assets of the Portfolio, the structure of the advisory fee, which includes breakpoints at several asset levels, can be expected to cause the Adviser and its affiliates and the Fund to continue to share such benefits equitably.

Eaton Vance Income Fund of Boston

MANAGEMENT AND ORGANIZATION

Fund Management. The Trustees of Eaton Vance Series Trust II (the Trust) and Boston Income Portfolio (the Portfolio) are responsible for the overall management and supervision of the Trust's and Portfolio's affairs. The Trustees and officers of the Trust and the Portfolio are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Trustees and officers of the Trust and the Portfolio hold indefinite terms of office. The "noninterested Trustees" consist of those Trustees who are not "interested persons" of the Trust and the Portfolio, as that term is defined under the 1940 Act. The business address of each Trustee and officer is The Eaton Vance Building, 255 State Street, Boston, Massachusetts 02109. As used below, "EVC" refers to Eaton Vance Corp., "EV" refers to Eaton Vance, Inc., "EVM" refers to Eaton Vance Management, "BMR" refers to Boston Management and Research, "Parametric" refers to Parametric Portfolio Associates and "EVD" refers to Eaton Vance Distributors, Inc. EVC and EV are the corporate parent and trustee, respectively, of EVM and BMR. EVD is the Fund's principal underwriter, the Portfolio's placement agent and a wholly-owned subsidiary of EVC. Each officer affiliated with Eaton Vance may hold a position with other Eaton Vance affiliates that is comparable to his or her position with EVM listed below.

Name and Date of Birth	Position(s) with the Trust and the Portfolio	Term of Office and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen By Trustee(1)	Other Directorships Held
Interested Trustee

Thomas E. Faust Jr. 5/31/58	Trustee	Since 2007	Chairman, Chief Executive Officer and President of EVC, Director and President of EV, Chief Executive Officer and President of EVM and BMR, and Director of EVD. Trustee and/or Officer of 173 registered investment companies and 4 private companies managed by EVM or BMR. Mr. Faust is an interested person because of his positions with EVM, BMR, EVD, EVC and EV, which are affiliates of the Trust and Portfolio.	173	Director of EVC

Noninterested Trustees

Benjamin C. Esty 1/2/63	Trustee	Since 2005	Roy and Elizabeth Simmons Professor of Business Administration, Harvard University Graduate School of Business Administration.	173	None

Allen R. Freedman 4/3/40	Trustee	Since 2007	Former Chairman (2002-2004) and a Director (1983-2004) of Systems & Computer Technology Corp. (provider of software to higher education). Formerly, a Director of Loring Ward International (fund distributor) (2005-2007). Formerly, Chairman and a Director of Indus International, Inc. (provider of enterprise management software to the power generating industry) (2005-2007).	173	Director of Assurant, Inc. and Stonemor Partners L.P. (owner and operator of cemeteries)

William H. Park 9/19/47	Trustee	Since 2003	Vice Chairman, Commercial Industrial Finance Corp. (specialty finance company) (since 2006). Formerly, President and Chief Executive Officer, Prizm Capital Management, LLC (investment management firm) (2002-2005).	173	None

Ronald A. Pearlman 7/10/40	Trustee	Since 2003	Professor of Law, Georgetown University Law Center.	173	None

Helen Frame Peters 3/22/48	Trustee	Since 2008	Professor of Finance, Carroll School of Management, Boston College (since 2003). Adjunct Professor of Finance, Peking University, Beijing, China (since 2005). Formerly, Dean, Carroll School of Management, Boston College (2000-2003).	173	Director of Federal Home Loan Bank of Boston (a bank for banks) and BJ's Wholesale Clubs (wholesale club retailer); Trustee of SPDR Index Shares Funds and SPDR Series Trust (exchange traded funds)

Eaton Vance Income Fund of Boston

MANAGEMENT AND ORGANIZATION CONT'D

Name and Date of Birth	Position(s) with the Trust and the Portfolio	Term of Office and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen By Trustee(1)	Other Directorships Held
Noninterested Trustees (continued)

Heidi L. Steiger 7/8/53	Trustee	Since 2007	Managing Partner, Topridge Associates LLC (global wealth management firm) (since 2008); Senior Advisor (since 2008), President (2005-2008), Lowenhaupt Global Advisors, LLC (global wealth management firm). Formerly, President and Contributing Editor, Worth Magazine (2004-2005). Formerly, Executive Vice President and Global Head of Private Asset Management (and various other positions), Neuberger Berman (investment firm) (1986-2004).	173	Director of Nuclear Electric Insurance Ltd. (nuclear insurance provider) and Aviva USA (insurance provider)

Lynn A. Stout 9/14/57	Trustee	Since 2001	Paul Hastings Professor of Corporate and Securities Law (since 2006) and Professor of Law (2001-2006), University of California at Los Angeles School of Law.	173	None

Ralph F. Verni 1/26/43	Chairman of the Board and Trustee	Chairman of the Board since 2007 and Trustee since 2005	Consultant and private investor.	173	None

Principal Officers who are not Trustees

Name and Date of Birth	Position(s) with the Trust and the Portfolio	Term of Office and Length of Service	Principal Occupation(s) During Past Five Years
Michael W. Weilheimer 2/11/61	President	Since 2002	Vice President of EVM and BMR. Officer of 26 registered investment companies managed by EVM or BMR.

Thomas P. Huggins 3/7/66	Vice President	Vice President of the Trust since 2000 and of the Portfolio since 2001	Vice President of EVM and BMR. Officer of 4 registered investment companies managed by EVM or BMR.

Thomas Seto 9/27/62	Vice President of the Trust	Since 2007	Vice President and Director of Portfolio Management of Parametric. Officer of 31 registered investment companies managed by EVM or BMR.

David M. Stein 5/4/51	Vice President of the Trust	Since 2007	Managing Director and Chief Investment Officer of Parametric. Officer of 31 registered investment companies managed by EVM or BMR.

Barbara E. Campbell 6/19/57	Treasurer	Of the Trust since 2005 and of the Portfolio since 2008(2)	Vice President of EVM and BMR. Officer of 173 registered investment companies managed by EVM or BMR.

Maureen A. Gemma 5/24/60	Secretary and Chief Legal Officer	Secretary since 2007 and Chief Legal Officer since 2008	Vice President of EVM and BMR. Officer of 173 registered investment companies managed by EVM or BMR.

Paul M. O'Neil 7/11/53	Chief Compliance Officer	Since 2004	Vice President of EVM and BMR. Officer of 173 registered investment companies managed by EVM or BMR.

(1)  Includes both master and feeder funds in a master-feeder structure.

(2)  Prior to 2008, Ms. Campbell served as Assistant Treasurer of the Portfolio since 2001.

The SAI for the Fund includes additional information about the Trustees and officers of the Fund and the Portfolio and can be obtained on Eaton Vance's website at www.eatonvance.com or without charge by calling 1-800-262-1122.

Investment Adviser of Boston Income Portfolio
Boston Management and Research

The Eaton Vance Building
255 State Street
Boston, MA 02109

Administrator of Eaton Vance Income Fund of Boston
Eaton Vance Management

The Eaton Vance Building
255 State Street
Boston, MA 02109

Principal Underwriter
Eaton Vance Distributors, Inc.

The Eaton Vance Building
255 State Street
Boston, MA 02109
(617) 482-8260

Custodian
State Street Bank and Trust Company

200 Clarendon Street
Boston, MA 02116

Transfer Agent
PNC Global Investment Servicing

Attn: Eaton Vance Funds
P.O. Box 9653
Providence, RI 02940-9653
(800) 262-1122

Independent Registered Public Accounting Firm
Deloitte & Touche LLP

200 Berkeley Street
Boston, MA 02116-5022

Eaton Vance Income Fund of Boston
The Eaton Vance Building
255 State Street
Boston, MA 02109

This report must be preceded or accompanied by a current prospectus. Before investing, investors should consider carefully the Fund's investment objective(s), risks, and charges and expenses. The Fund's current prospectus contains this and other information about the Fund and is available through your financial advisor. Please read the prospectus carefully before you invest or send money. For further information please call 1-800-262-1122.

443-12/08  IBSRC

Item 2. Code of Ethics

The registrant has adopted a code of ethics applicable to its Principal Executive Officer, Principal Financial Officer and Principal Accounting Officer.  The registrant undertakes to provide a copy of such code of ethics to any person upon request, without charge, by calling 1-800-262-1122.

Item 3. Audit Committee Financial Expert

The registrant’s Board has designated William H. Park, an independent trustee, as its audit committee financial expert.  Mr. Park is a certified public accountant who is the Vice Chairman of Commercial Industrial Finance Corp (specialty finance company). Previously, he served as President and Chief Executive Officer of Prizm Capital Management, LLC (investment management firm) and as Executive Vice President and Chief Financial Officer of United Asset Management Corporation (“UAM”) (a holding company owning institutional investment management firms).

Item 4. Principal Accountant Fees and Services

(a)-(d)

Eaton Vance Income Fund of Boston (the “Fund”) is a series of Eaton Vance Series Trust II (the “Trust”), a Massachusetts business trust, which, including the Fund, contains a total of 2 series (the “Series”).  The Trust is registered under the Investment Company Act of 1940 as an open-end management investment company. This Form N-CSR relates to the Fund’s annual reports.

The following tables present the aggregate fees billed to the Fund for the Fund’s fiscal years ended October 31, 2007 and October 31, 2008, by the Fund’s principal accountant for professional services rendered for the audit of the Fund’s annual financial statements and fees billed for other services rendered by the principal accountant during those periods.

Eaton Vance Income Fund of Boston

Fiscal Years Ended	10/31/07	10/31/08

Audit Fees	$15,000	$16,555

Audit-Related Fees(1)	$0	$0

Tax Fees(2)	$11,000	$11,390

All Other Fees(3)	$0	$0

Total	$26,000	$27,945

(1)                                  Audit-related fees consist of the aggregate fees billed for assurance and related services that are reasonably related to the performance of the audit of financial statements and are not reported under the category of audit fees.

(2)                                  Tax fees consist of the aggregate fees billed for professional services rendered by the principal accountant relating to tax compliance, tax advice, and tax planning and specifically include fees for tax return preparation.

(3)                                  All other fees consist of the aggregate fees billed for products and services provided by the principal accountant other than audit, audit-related, and tax services.

The various Series comprising the Trust have differing fiscal year ends (October 31 or June 30).  The following table presents the aggregate audit, audit-related, tax, and other fees billed to all of the Series in the Trust by each Series’ respective principal accountant for the last two fiscal years of each Series.  For certain Series. Pricewaterhouse Coopers was the principal accountant for the fiscal years ended 2006.  During the fiscal years ended 2007, Pricewaterhouse Coopers was replaced by D&T.

Fiscal Years Ended	6/30/07	10/31/07	6/30/08	10/31/08

Audit Fee	$71,200	$15,000	$71,200	$16 555

Audit Related Fees(1)	$0	$0	$0	$0

Tax Fees(2)	$14,025	$11,000	$14,025	$11,390

All Other Fees(3)	$0	$0	$0	$0

Total	$85,225	$26,000	$85,225	$27,945

(1)                                  Audit-related fees consist of the aggregate fees billed for assurance and related services that are reasonably related to the performance of the audit of financial statements and are not reported under the category of audit fees.

(2)                                  Tax fees consist of the aggregate fees billed for professional services rendered by the principal accountant relating to tax compliance, tax advice, and tax planning and specifically include fees for tax return preparation.

(3)                                  All other fees consist of the aggregate fees billed for products and services provided by the principal accountant other than audit, audit-related, and tax services.

During the Funds’ fiscal years ended October 31, 2007 and October 31, 2008, the registrant was billed $35,000 and $40,000, respectively, for each such fiscal year by D&T, the principal accountant for certain funds, for work done in connection with its Rule 17Ad-13 examination of Eaton Vance Management’s assertion that it has maintained an effective internal control structure over the sub-transfer agent and registrar functions, such services being pre-approved in accordance with Rule 2-01(c) (7) (ii) of Regulation S-X.

(e)(1) The registrant’s audit committee has adopted policies and procedures relating to the pre-approval of services provided by the registrant’s principal accountant (the “Pre-Approval Policies”).  The Pre-Approval Policies establish a framework intended to assist the audit committee in the proper discharge of its pre-approval responsibilities.  As a general matter, the Pre-Approval Policies (i) specify certain types of audit, audit-related, tax, and other services determined to be pre-approved by the audit committee; and (ii) delineate specific procedures governing the mechanics of the pre-approval process, including the approval and monitoring of audit and non-audit service fees.  Unless a service is specifically pre-approved under the Pre-Approval Policies, it must be separately pre-approved by the audit committee.

The Pre-Approval Policies and the types of audit and non-audit services pre-approved therein must be reviewed and ratified by the registrant’s audit committee at least annually.  The registrant’s audit committee maintains full responsibility for the appointment, compensation, and oversight of the work of the registrant’s principal accountant.

(e)(2) No services described in paragraphs (b)-(d) above were approved by the registrant’s audit committee pursuant to the “de minimis exception” set forth in Rule 2-01(c)(7)(i)(C) of Regulation S-X.

(f) Not applicable.

(g) The following table presents (i) the aggregate non-audit fees (i.e., fees for audit-related, tax, and other services) billed for services rendered to all of the Series in the Trust by each Series’s respective principal accountant for the last two fiscal years of each Series; and (ii) the aggregate non-audit fees (i.e., fees for audit-related, tax, and other services) billed to the Eaton Vance organization by each Series’ respective principal accountant for the last 2 fiscal years of each Series.  For the fiscal years ended 2006, for certain Series, Pricewaterhouse Coopers was replaced by D&T.

Fiscal Years Ended	6/30/07	10/31/07	6/30/08	10/31/08

Registrant(1)	$14,025	$11,000	$14,025	$11,390

EatonVance(2)	$83,416	$286,446	$83,416	$317,301

(1)          Includes all of the Series of the Trust.  During the fiscal years reported above, certain of the Funds were “feeder” funds in a “master-feeder” fund structure or funds of funds.

(2)          Various subsidiaries of Eaton Vance Corp. act in either an investment advisory and/or service provider capacity with respect to the Series and/or their respective “master” funds (if applicable).

(h) The registrant’s audit committee has considered whether the provision by the registrant’s principal accountant of non-audit services to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5.  Audit Committee of Listed registrants

Not required in this filing.

Item 6. Schedule of Investments

Please see schedule of investments contained in the Report to Stockholders included under Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not required in this filing.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Not required in this filing.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not required in this filing.

Item 10. Submission of Matters to a Vote of Security Holders.

No Material Changes.

Item 11. Controls and Procedures

(a) It is the conclusion of the registrant’s principal executive officer and principal financial officer that the effectiveness of the registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time period specified in the Commission’s rules and forms and that the information required to be disclosed by the registrant has been accumulated and communicated to the registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.

(b) There have been no changes in the registrant’s internal controls over financial reporting during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits

(a)(1)	Registrant’s Code of Ethics – Not applicable (please see Item 2).
(a)(2)(i)	Treasurer’s Section 302 certification.
(a)(2)(ii)	President’s Section 302 certification.
(b)	Combined Section 906 certification.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Eaton Vance Series Trust II

By:	/s/Michael W. Weilheimer
Michael W. Weilheimer
President

Date:	December 18, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Barbara E. Campbell
Barbara E. Campbell
Treasurer

Date:	December 18, 2008

By:	/s/Michael W. Weilheimer
Michael W. Weilheimer
President

Date:	December 18, 2008